SCHEDULE 14C

Information Required in Proxy Statement

Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☒	Preliminary Information Statement

☐	Definitive Information Statement

StrikeForce Technologies, Inc.
(Name of Company As Specified In Charter)

Not Applicable

(Name of Person(s) Filing the Information Statement if other than Company)

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1)	Title of each class of securities to which transaction applies:

Common Stock, par value $0.0001 per share

2)	Aggregate number of securities to which transaction applies:

414,175,948 Common Stock; 3 Class A Preferred Stock; 36,667 Class B Preferred Stock

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

4)	Proposed maximum aggregate value of transaction:

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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4)	Date Filed:

StrikeForce Technologies, Inc.

1090 King Georges Post Road

Suite #603

Edison, NJ 08837

(732) 661 9641

Facsimile: (732) 661-9647

Email: marklkay@strikeforcetech.com

INFORMATION STATEMENT

PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934,

AS AMENDED, AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

INTRODUCTION

This notice and information statement (the “Information Statement”) will be mailed on or about December 30, 2020 to the stockholders of record, a Wyoming corporation (the “Company”) pursuant to: Section 14(c) of the Exchange Act of 1934, as amended. This Information Statement is circulated to advise the shareholders of action already approved and taken without a meeting by written consent of three stockholders (management) holding a total of three Series A Preferred Shares (The three shares of Series A Preferred Shares held by management equals 80% of the current and outstanding preferred shares, (which are converted to common shares strictly for voting rights purposes only and are calculated by multiplying the number of current outstanding preferred and common shares times four (4). Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the corporate actions described in this Notice can be taken no sooner than 20 calendar days after the accompanying Information Statement is first sent or given to the Company’s stockholders, which is about the week of January 18, 2021. Since the accompanying Information Statement is first being sent or given to security holders on or about December 30, 2020, the corporate action described (the Reduction in Authorized) will then be effective.

Please review the Information Statement included with this Notice for a more complete description of this matter. This Information Statement is being sent to you for informational purposes only.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT

TO SEND US A PROXY.

The actions to be effective twenty days after the mailing of this Information Statement are as follows:

(1)

To elect three members to the Company's Board of Directors to hold office until the Company's next Annual Meeting of Stockholders in 2021 or until each Director’s successor is duly elected and qualified; and

(2)	To ratify the appointment of Weinberg and Company, PA, as the Company's independent certified public accountants; and

(3)	To consider an advisory vote to approve the compensation of our named executive officers; and

(4)	to reduce the authorized from fourteen billion (14,000,000,000) common stock down to four billion (4,000,000,000) common stock, $0.0001 par value, (the “Reduction in Authorized”).

The Reduction in Authorized described in the accompanying Information Statement, will be effective as of the filing of amendment to the Company's Certificate of Incorporation with the Wyoming Secretary of State, have been duly authorized and approved by the written consent of the holders of a majority of the voting capital shares of the Company’s issued and outstanding voting securities, your vote or consent is not requested or required. The accompanying Information Statement is provided solely for your information. The accompanying Information Statement also serves as the notice required by the Section 17-16-724 of the Wyoming Statutes of the taking of a corporate action without a meeting by less than unanimous written consent of the Company’s stockholders.

By order of the Board of Directors,

Mark L. Kay

Chief Executive Officer

December 17th, 2020

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The elimination of the need for a meeting of stockholders to approve this action is made possible by Wyoming Statutes which provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a meeting. In order to eliminate the costs involved in holding a special meeting of our stockholders, our Board of Directors voted to utilize the written consent of the holders of a majority in interest of our voting securities. This Information Statement is circulated to advise the shareholders of action already approved by written consent of the shareholders who collectively hold a majority of the voting power of our capital stock.

The Board of Directors determined to forgo a “live” annual meeting in lieu of a permissible annual meeting by written consent as a precautionary measure as a consequence of the current pandemic.

THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 PROVIDES A “SAFE HARBOR” FOR FORWARD LOOKING STATEMENTS.

This Information Statement contains statements that are not historical facts. These statements are called “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements involve important known and unknown risks, uncertainties and other factors and can be identified by phrases using “estimate,” “anticipate,” “believe,” “project,” “expect,” “intend,” “predict,” “potential,” “future,” “may,” “should” and similar expressions or words. Our future results, performance or achievements may differ materially from the results, performance or achievements discussed in the forward-looking statements. There are numerous factors that could cause actual results to differ materially from the results discussed in forward-looking statements, including:

•	Changes in relationships and market for the development of the business of the Company that would affect our earnings and financial position.

•	Considerable financial uncertainties that could impact the profitability of our business.

•	Factors that we have discussed in previous public reports and other documents filed with the Securities and Exchange Commission.

This list provides examples of factors that could affect the results described by forward-looking statements contained in this Information Statement. However, this list is not intended to be exhaustive; many other factors could impact our business and it is impossible to predict with any accuracy which factors could result in which negative impacts. Although we believe that the forward-looking statements contained in this Information Statement are reasonable, we cannot provide you with any guarantee that the anticipated results will be achieved. All forward-looking statements in this Information Statement are expressly qualified in their entirety by the cautionary statements contained in this section and you are cautioned not to place undue reliance on the forward-looking statements contained in this Information Statement. In addition to the risks listed above, other risks may arise in the future, and we disclaim any obligation to update information contained in any forward-looking statement.

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STRIKEFORCE TECHNOLOGIES, INC.

1090 King Georges Post Road

Suite #603

Edison, NJ 08837

 (732) 661-9641

Facsimile: (732) 661-9647

Email: marklkay@strikeforcetech.com

This Information Statement is being furnished by StrikeForce Technologies, Inc., a Wyoming corporation (“we,” “us,” “our” or the “Company”), in connection with action taken by the holders of a majority of the voting power of the Company’s issued and outstanding voting securities. By written consent dated December 16, 2020, the holders of a majority of the voting power approved (i) the re-election of the members of our Board of Directors, (ii) the ratification of the appointment of Weinberg and Company, PA, as the Company's independent certified public accountants, (iii) approve, on an advisory basis, the compensation of our named executive officers (iv) to amend our Certificate of Incorporation to reduce the authorized from fourteen billion (14,000,000,000) common stock down to four billion (4,000,000,000) common stock, $0.0001 par value. We are first sending or giving this Information Statement on or about December 30, 2020 to our stockholders of record as of the close of business on or about December 29, 2020 (the “Record Date”). Our principal executive offices are located at 1090 King Georges Post Road, Suite #603, Edison, NJ 08837 and our main telephone number is (732) 661-9641.

BOARD AND SHAREHOLDER APPROVAL OF THE REDUCTION OF AUTHORIZED SHARES OF COMMON STOCK

On December 16th, 2020, the Board of Directors and holders of a majority of the voting power approved a resolution for a Reduction in Authorized from fourteen billion (14,000,000,000) Common Stock down to four billion (4,000,000,000) Common Stock, $0.0001 par value, of the Company.

SUMMARY OF THE REDUCTION IN AUTHORIZED

The Board of Directors believe that the reason for the Reduction in Authorized, among other reasons, the potential for the large number of outstanding shares of our Common Stock have contributed to the difficulty with some business transactions, have contributed to a lack of investor and specialized fund interest in the Company, at a time when the security software market is active with regard to authentication and malware and has made it difficult to attract new investors, specialized funds and potential business candidates. In support of these beliefs, the Board of Director and the holders of the majority of the voting shares decreased the number of authorized Common Stock from fourteen billion (14,000,000,000) Common Stock down to four billion (4,000,000,000) Common Stock, $0.0001 par value, of the Company.

We have no present understandings or agreements that will involve the issuance of capital stock. However, we are engaged in negotiations with respect to transactions, including financings and acquisitions, which could involve the issuance of capital stock. As of the date herein, there are no definitive agreements, letters of intent of memorandums of understanding with respect to any transactions, financings or acquisitions. Pursuant to Section 14 of the Securities Exchange Act of 1934, our stockholders are entitled to cast an advisory vote at the Annual Meeting to approve the compensation of our named executive officers, as disclosed pursuant to the SEC's compensation disclosure rules, including the section entitled "Compensation Discussion and Analysis," the compensation tables and accompanying narrative disclosures. While this stockholder vote on executive compensation is an advisory vote that is not binding on our company or the Board, we value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions. The advisory vote to approve the compensation of our named executive officers requires the affirmative vote of the holders of shares of common stock having a majority of the voting power of all of the shares of common stock present or represented by proxy at the Annual Meeting and entitled to vote on the proposal.

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APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

As described more fully in the section entitled "Compensation Discussion and Analysis," our executive compensation program is designed to attract, motivate and retain individuals with the skills required to formulate and drive our strategic direction and achieve the annual and long-term performance necessary to create stockholder value. The program also seeks to align executive compensation with stockholder value on an annual and long-term basis through a combination of base pay, annual incentives and long-term incentives.

We actively review and assess our executive compensation program in light of the industry in which we operate, the marketplace for executive talent in which we compete, and evolving compensation governance and best practices. We are focused on compensating our executive officers fairly and in a manner that promotes our compensation philosophy and is consistent with our annual and longer-term performance. Specifically, our compensation program for executive officers focuses on the following principal objectives:

•	align executive compensation with stockholder interests;

•	attract and retain talented personnel by offering competitive compensation packages;

•	motivate employees to achieve strategic and tactical corporate objectives and the profitable growth of our company; and

•

reinforce a strong performance-oriented environment in the delivery of executive compensation based on achievement of annual and longer-term milestones and individual contributions within a team culture.

The Action by Written Consent

On December 16, 2020, along with the above Reduction in Authorized, the holders of a majority of the voting power approved the following:

•	the re-election of the members of our Board of Directors,

•	the ratification of the appointment of Weinberg and Company, PA, as the Company's independent certified public accountants,

•	the approval, on an advisory basis, of the compensation of our named executive officers.

The holders of a majority of the votes of the Company’s outstanding voting securities are comprised of three shares of Series A Preferred Shares which equals 80% of the current and outstanding preferred shares (calculated by multiplying the number of current outstanding preferred and common shares by four (4)), for voting purposes only, held by management, added to the current outstanding common and preferred shares; thus, combined with the 414,175,948 issued and outstanding shares of common stock and preferred shares, there would be a total of 1,656,850,472 voting capital shares of which 1,242,674,524 have voted in favor of the action. These Preferred Series ‘A’ Shares are not convertible to shares of Common Stock. The Reverse Stock Split will not affect any convertible securities currently outstanding (including the Series B Preferred Shares), other than a few Convertible Promissory notes with fixed convertible prices, as such securities convert for the most part based on a percentage calculation related to stock price alone.

No Further Voting Required

We are not seeking consent, authorizations, or proxies from you. Section 17-16-724 of the Wyoming Statutes and our bylaws provide that actions requiring a vote of the stockholders may be approved by written consent of the holders of outstanding shares of voting capital stock having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The approval by at least a majority of the outstanding voting power of our voting securities is required to approve the Reverse Stock Split and the decrease in the authorized shares of common stock.

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Notice Pursuant to the Wyoming Statutes

Pursuant to the Wyoming Statutes, we are required to provide prompt notice of the taking of corporate action by written consent to our stockholders who have not consented in writing to such action. This Information Statement serves as the notice required by the Wyoming Statutes.

Dissenters’ Rights of Appraisal

The Wyoming Statutes does not provide dissenters’ rights of appraisal to our stockholders in connection with the matters approved by the Written Consent.

“Company,” “our company,” “us,” “SFT,” “StrikeForce,” “we” and “our” refer to StrikeForce Technologies, Inc. unless the context requires otherwise

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Included in this Information Statement interim report are "forward-looking" statements, within the meaning of the Private Securities Litigation Reform Act of 1995 ("PSLRA") as well as historical information. Some of our statements constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we cannot assure you that the expectations reflected in these forward-looking statements will prove to be correct. Our actual results could differ materially from those anticipated in forward-looking statements as a result of certain factors, including matters described in the section titled "Risk Factors." Forward-looking statements include those that use forward-looking terminology, such as the words "anticipate," "believe," "estimate," "expect," "intend," "may," "project," "plan," "will," "shall," "should," and similar expressions, including when used in the negative. Although we believe that the expectations reflected in these forward-looking statements are reasonable and achievable, these statements involve risks and uncertainties and we cannot assure you that actual results will be consistent with these forward-looking statements. We claim the protection afforded by the safe harbor for forward-looking statements provided by the PSLRA.

Such risks include, among others, the following: international, national and local general economic and market conditions: our ability to sustain, manage or forecast our growth; material costs and availability; new product development and introduction; existing government regulations and changes in, or the failure to comply with, government regulations; adverse publicity; competition; the loss of significant customers or suppliers; fluctuations and difficulty in forecasting operating results; changes in business strategy or development plans; business disruptions; the ability to attract and retain qualified personnel; rules and regulation related to cryptocurrency, both domestic and foreign; liquidity of cyrptocurrency; the development of the cyrptocurrency market; international regulations on cyrptocurrency; impact and marketplace perception as a result of enforcement matters promulgated by the Securities and Exchange Commission against bad actors in the cyrptocurrency field and policy papers by the Securities and Exchange Commission on cyrptocurrency; the ability to protect technology; and other factors referenced in this filing.

Consequently, all the forward-looking statements made in this Information Statement are qualified by these cautionary statements and there can be no assurance that the actual results anticipated by management will be realized or, even if substantially realized, that they will have the expected consequences to or effects on our business operations. We undertake no obligation to update or revise these forward-looking statements, whether to reflect events or circumstances after the date initially filed or published, to reflect the occurrence of unanticipated events or otherwise.

Additional information concerning these and other risks and uncertainties is contained in our filings with the Securities and Exchange Commission, including the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019.

Unless otherwise noted, references in this Information Statement to “StrikeForce”, “we”, “us”, “our”, “SFT”, “our company”, and the “Company” means StrikeForce Technologies, Inc., a Wyoming corporation.

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Background

We are a software development and services company that offers a suite of integrated computer network security products using proprietary technology. Our ongoing strategy is developing and marketing our suite of network security products to the corporate, financial, healthcare, legal, government, technology, insurance, e-commerce and consumer sectors. We plan to continue to grow our business primarily through our expanding sales channel and internally generated sales, rather than by acquisitions. Apart from our 49% holding in BlockSafe Technologies, Inc., we have no other subsidiaries.

In March 2020, the World Health Organization declared coronavirus COVID-19 a global pandemic. This contagious disease outbreak, which has continued to spread, has adversely affected workforces, customers, economies, and financial markets globally. It has also disrupted the normal operations of many businesses. This outbreak could decrease spending, adversely affect demand for our products, and harm our business and results of operations. In the nine months ended September 30, 2020, we believe the COVID-19 pandemic did impact our operating results as sales to customers in the second and third quarters were down 17% and 15%, respectively, from the first quarter of the year. However, we have not observed any impairments of our assets or a significant change in the fair value of our assets due to the COVID-19 pandemic. At this time, it is not possible for us to predict the duration or magnitude of the adverse results of the outbreak and its effects on our business or results of operations, financial condition, or liquidity.

As of (and subsequent to) September 30, 2020, we have been following the recommendations of local health authorities to minimize exposure risk for our team members for the past several weeks, including the temporary closure of our corporate office and having team members work remotely. Most customers and vendors have transitioned to electronic submission of invoices and payments.

Our executive office is located at 1090 King Georges Post Road, Suite 603, Edison, NJ 08837. Our telephone number is (732) 661-9641. We have 9 employees. Our Company’s website is www.strikeforcetech.com (we are not including the information contained in our website as part of, nor should the information be relied upon or incorporated by reference into, this Annual Meeting Consent).

Reverse Stock Split and Changes in Authorized Shares

In April 2020, our Board of Directors approved a 1:500 reverse stock split that was approved by stockholders controlling 80% of our common stock. The reverse stock split was effectuated on June 25, 2020 and all share and per share amounts on the accompanying financial statements are presented in post-split amounts as if the split occurred at the beginning of the earliest period presented.

In April 2020, an increase of our common stock from 12,000,000,000 to 17,000,000,000 shares was authorized.

In April 2020, a decrease of our common stock from 17,000,000,000 to 14,000,000,000 shares was authorized.

Business

We are a software development and services company that offers a suite of integrated computer network security products using proprietary technology. StrikeForce Technical Services Corporation was incorporated in August 2001 under the laws of the State of New Jersey. On September 3, 2004, we changed our name to StrikeForce Technologies, Inc. On November 15, 2010, we redomiciled under the laws of the State of Wyoming. We initially conducted operations as an integrator and reseller of computer hardware and telecommunications equipment and services until December 2002. In December 2002, and formally memorialized in September 2003, we acquired certain intellectual property rights and patent pending technology from NetLabs.com, Inc. (“NetLabs”) including the rights to further develop and sell their principal technology. In addition, certain officers of NetLabs joined our company as officers and directors of our company. Our ongoing strategy is developing and marketing our suite of network security products to the corporate, financial, healthcare, legal, government, technology, insurance, e-commerce and consumer sectors. We plan to continue to grow our business primarily through our globally expanding sales channel and internally generated sales, rather than by acquisitions. Apart from our 49% holding in BlockSafe Technologies, Inc., we have no other subsidiaries and we conduct our operations from our corporate office in Edison, New Jersey.

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We began our operations in 2001 as a reseller and integrator of computer hardware and iris biometric technology. From the time we started our operations through the first half of 2003, we derived the majority of our revenues as an integrator. In December 2002, upon the acquisition of the licensing rights to certain intellectual property and patent pending technology from NetLabs, we shifted the focus of our business to developing and marketing our own suite of security products. Based upon our acquired licensing rights and additional research and development, we have developed various identification protection software products to protect computer networks from unauthorized access and to protect users from identity theft.

We completed the development of our ProtectID® platform at the end of June 2006, we completed the core development of our keyboard encryption and anti-keylogger product, GuardedID®, in December 2006 and commenced deployment of our new mobile product, MobileTrust® into the mobile stores in 2015. All are currently being sold and distributed. ProtectID® patent titled "Multi-Channel Device Utilizing a Centralized Out-of-Band Authentication System" is protected by three patents. The keystroke encryption technology we developed and use in our GuardedID® product is protected by three patents. MobileTrust® has a patent pending, as of March 2013.

In November 2010, we received notice that the United States Patent and Trademark Office (“USPTO”) had issued an official Notice of Allowance for the patent application for the technology relating to our ProtectID® product. In January 2011, we received notice that the USPTO issued to us Patent No. 7,870,599. This “Out-of-Band” Patent went through a USPTO Re-Examination process starting on August 16, 2011 and concluded on December 27, 2011, with all of our patent claims remaining intact and eight additional patent claims being added. Since 2011, we submitted additional continuation patents on the “Out-of-Band” Patent, two additional patents granted and a fourth pending.

In January 2013, we were assigned the entire right, title and interest in the “Out-of-Band” Patent from NetLabs, with the agreement of the developer, and the assignment was recorded with the USPTO.

In February 2013, we executed a retainer agreement with our patent attorneys to aggressively enforce our patent rights as “Out-of-Band Authentication” was becoming the standard for authenticating consumers in the financial market and for many Saas application users (e.g., SalesForce, Quickbooks, etc.). In February 2013, our patent attorneys submitted a new “Out-of-Band” Patent continuation, which was granted.

In March 2013, our patent attorneys submitted a new “Methods and Apparatus for securing user input in a mobile device” Patent, which is now patent pending. Our MobileTrust® product is the invention supporting the patent pending.

In July 2013, we received notice that the USPTO had added approximately sixty additional patent claims for our Out-of-Band patent we received in January 2011, by issuing to us Patent No. 8,484,698 thereby strengthening our position with clients and our current and potential lawsuits.

In October 2013, we received notice that the USPTO issued to us Patent No. 8,566,608 “Methods and apparatus for securing keystrokes from being intercepted between the keyboard and a browser.” This protects our GuardedID® product and the keystroke encryption portion of our MobileTrust® products.

In February 2014, we received a Notice of Allowance from the USPTO for our third patent relating to our "Multi-Channel Device Utilizing a Centralized Out-of-Band Authentication System" Patent No. 7,870,599. Upon receipt of this “Out-of-Band” patent we filed another continuation patent.

In March 2014, we received Notice of Allowance from the USPTO for our second patent and first continuation of our Keystroke Encryption patent, which only furthers our protection for all mobile devices when utilizing any keyboard for data entry. Upon receipt of this Notice, we also filed another continuation patent for Patent No. 8,566,608.

In April 2014, we were granted our third patent relating to our “Multi-Channel Device Utilizing a Centralized Out-of-Band Authentication System” Patent No. 8,713,701.

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In September 2014, we filed an International Patent for MobileTrust® (PCT/US20114/029905).

In March 2015, we received our third patent from the USPTO, Patent No. 8,973,107, of our Keystroke Encryption patent. This enhances our position for our Keystroke Encryption product, GuardedID®, and our MobileTrust® product.

In December 2016, we executed a retainer agreement with a second patent attorney, to aggressively enforce our patent rights as “Out-of-Band Authentication” has become the standard for authenticating consumers in the financial market and for many Saas application users (e.g., SalesForce, Quickbooks, etc.).

On September 6, 2017, we entered into a Litigation Funding Agreement with two parties for the purpose of funding the enforcement of certain patents relating to the process of providing dual channel authentication against several infringers. These patent infringement cases are still in process. Our management believes, but cannot guarantee, that this Litigation Funding Agreement will allow us to pursue litigation against any infringement on our patents.

Our suite of products is targeted to the financial, e-commerce, corporate, government, healthcare, legal, insurance, technology and retail markets. We seek to locate customers in a variety of ways. These primarily include contracts with value added resellers and distributors (both inside the United States and internationally), direct sales calls initiated by our internal staff, exhibitions at security and technology trade shows, through the media, through consulting agreements, and through our agent relationships. Our sales generate revenue either as an Original Equipment Manufacturer (“OEM”) model, through a Hosting/License agreement, bundled with other company’s products or through direct purchase by distributors and resellers. We price our products for cloud consumer transactions based on the number of transactions in which our software products are utilized. We also price our products for business applications based on the number of users. These pricing models provide our company with one-time, monthly, quarterly and annual recurring revenues with volume discounts. We are also generating revenues from a licensing agreement we executed with Cyber Safety in 2015, which was modified in 2019.

We generated all of our revenues of $768,000 for the year ended December 31, 2019 (compared to $234,000 for the year ended December 31, 2018), from the sales of our security products. The increase in revenues was due to the increase in our software, hardware, services, maintenance, and support sales. Revenues for the nine months ended September 30, 2020 were $162,000 compared to $611,000 for the nine months ended September 30, 2019, a decrease of $449,000 or 73.5%. The decrease in revenues was primarily due to impairments caused by the COVID-19 pandemic that resulted in a decrease in our software and service revenues. Revenues are derived from software, key fobs and services. We have realized delays in revenues from some of our new distributor’s that, although there can be no assurances, we anticipate will appear in fiscal 2020 and/or 2021 but may be reduced due to the impairments caused by COVID-19. Additionally, we believe we have opportunities through our sales distribution channels, including current pilots, which we anticipate, but cannot guarantee, should increase revenues in 2020 and/or 2021 (subject to the impairments caused by COVID-19 or the effectiveness and distributions of recently announced vaccines which may be introduced starting in 2020), especially with the addition of our mobile security products and new multi-marketing partners.

We market our products globally to financial service firms, healthcare related companies, legal services companies, e-commerce companies, automotive, government agencies, multi-level marketing groups, the enterprise market in general, and with virtual private network companies, as well as technology service companies and retail distributors that service all the above markets. We seek such sales through our own direct efforts, with emphasis on retail, through distributors, resellers and third-party agents internationally. We are also seeking to license the technology as original equipment with computer hardware and software manufacturers. We are engaged in multiple production installations and pilot projects with various distributors, resellers and direct customers primarily in the United States. Our GuardedID® product is also being sold directly to consumers, primarily through the Internet as well as distributors, resellers, third party agents, affiliates and potential OEM agreements by bundling GuardedID® with their products (providing a value-add and competitive advantage to their own products and offerings). Currently this is the most active market for us with multiple programs in production. We anticipate, but cannot guarantee, increases in revenues in fiscal 2020 and/or 2021 (subject to the impairments caused by COVID-19), from these programs. In addition, we have completed the development and testing of our new mobile products, MobileTrust® and GuardedID® Mobile Software Development Kit (SDK), which is in now available in the Apple Store and the Android Play Store. The mobile products play a major role in our anticipated, but not guaranteed (due to the impairments caused by COVID-19), fiscal 2020 and/or 2021 revenue projections.

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BlockSafe Technologies, Inc. (“BlockSafe”) was formed on December 1, 2017 in the State of Wyoming. BlockSafe is in the business of providing total cyber security solutions and is the licensee from our company of our desktop anti-malware product GuardedID® and our one of a kind mobile application called “MobileTrust®”. BlockSafe is intended to be developed as an enterprise focusing on using our licensed technology in the field of cryptocurrency and its use of blockchains. BlockSafe’s products include CryptoDefender® and ProtectID . BlockSafe also owns the patent for a product entitled BlockchainDefender™.

We have incurred substantial losses since our inception. Our management believes that our products provide a cost-effective and technologically competitive solution to address the problems of network security and identity theft in general. Guidance for the Federal Financial Institutions Examination Council (“FFIEC”) regulations include the requirement for solutions that have Two-Factor Out-of-Band Authentication and products that stop keylogging malware, real time, which our management believes our proprietary products uniquely and directly address. This guidance went into effect as of January 1, 2012. Based on this requirement in the FFIEC update (published in June 2011 with enforcement commencing in January 2012), we have experienced a growing increase in sales orders and inquiries every year. However, there can be no assurance that our products will continue to gain acceptance and continue to grow in the commercial marketplace or that one of our competitors will not introduce technically superior products.

Because we anticipate, but cannot guarantee, a continual growing market demand, we are developing a sizeable global reseller and distribution channel as a strategy to generate, manage and fulfill the anticipated demand for our products across market segments, minimizing the requirement for an increase in our staff as we grow our distributor market. We have minimized the concentration on our initial direct sales efforts as our distribution and reseller channels continue to grow internationally and will require appropriate levels of support. Management believes that Cyber Security is a growing requirement as the pandemic continues, more people are working remotely as well as using digital forms on a regular basis. Consequently, the market demand, in our estimation, is increasing. However, our Company is also experiencing the impact of the pandemic. Currently our management is not working from our office location and this impairs our ability coordinate growth and impedes our ability to take advantage of the increasing market demand. Instead, like many businesses, we are focused in maintaining our business, in contrast to the prior business plan of continued growth. Most, if not all, of our business continues from home where it is difficult to operate under normal conditions. Many of our current clients also have experienced a dramatic slowdown in their business, limiting their ability to have the resources to pay for our services. We still produce revenues and through this Offering, we anticipate, but cannon guarantee, we will have the resources to advance our video conferencing tool that will we believe will provide authentication and encryption (using our products already built), for which we believe will have a great interest in the market. Currently, we have companies already interested in our beta that we will be starting in the fourth quarter of 2020.

On August 24, 2015, we entered into an agreement with Cyber Safety, Inc., a New York corporation (“Cyber Safety”) for Cyber Safety to license, and retain an option to purchase, the patents and intellectual property related to the GuardedID® and MobileTrust® software. Cyber Safety had the option to buy our GuardedID® patent for $9,000,000 that expires on September 30, 2020. In March 2019, the option to purchase was modified to increase the purchase price to $10,000,000 and extend the expiration date to September 30, 2021. If the purchase price is not paid by September 30, 2021, it will increase to $11,000,000 and be due September 30, 2022. We anticipate, but cannot guarantee, Cyber Safety will complete the purchase by September 30, 2021. Management believes, but cannot provide assurances, that Cyber Safety will exercise this option. Management believes Cyber Safety will exercise its option to purchase GuardedID based on ongoing constructive discussions with Cyber Safety. There have been no new negotiations with them in regard to the exercise of the option, but there are continuing discussions with them in regards to some of their large contracts, such as with Fiserv/First Data and AON Insurance. The option remains open until September 30, 2022 and Cyber Safety, to our knowledge, is still contemplating the exercise of the option. In the event the option is exercised, StrikeForce will have no patent rights for GuardedID and MobileTrust’s products and patents but will retain the exclusive ability to sell these products in the retail market. Cyber Safety will also resell our GuardedID® and MobileTrust® products, for which we will receive a royalty, while we retain an unlimited license to resell those products. Cyber Safety also licensed the Malware Suite until September 30, 2020 and agreed to pay us 15% to 20% of the net amount Cyber Safety receives from this product. During the nine months ended September 30, 2020 and 2019, the Company recorded revenue of $380 and $280,000, respectively, from Cyber Safety.

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Our Products

StrikeForce is a software development and services company. We own and are seeking to commercially exploit various identification protection software products that we developed to protect computer networks from unauthorized access, real time, and to protect network owners and users from cyber security attacks and data breaches. Our principal products ProtectID®, GuardedID®, inclusive of our unique CryptoColor® technology and MobileTrust®, are proprietary authentication and keystroke encryption technologies that are intended to eliminate unauthorized access to computer networks and all mobile devices, and to prevent unauthorized individuals from copying (logging) keystrokes. We are increasing our market for our suite of products in the financial services, e-commerce, corporate, healthcare, government and consumer sectors. Our cyber security products are as follows:

o

ProtectID® is our multi-patented authentication platform that uses “Out-of-Band” multi-factor in-house installation, cloud service technology, a hybrid to authenticate computer network users by a variety of methods including traditional passwords combined with a telephone, iPhone, Droid, Blackberry, PDA, multiple computer secure sessions, or a Push Authentication method which was implemented in the fourth quarter of 2017, biometric identification and encrypted devices such as tokens or smartcards as examples. The authentication procedure separates authentication information such as usernames from the pin/passwords or biometric information, which are then provided to or from the network’s host server across separate communication channels. The platform allows for corporate control and client choices, per their company’s security policies, which evolves over time with newly available and customer requested technologies. (Patent Nos:7,870,599, 8,484,698, and 8,713,701 and one patent pending for Out-of-Band Authentication).

o

GuardedID® creates a 256-bit AES encrypted real time separate pathway for information delivery from a keyboard to a targeted application on a local computer, preventing the use of spyware/malware to collect user information. This product provides keyboard encryption and helps prevent keylogging from occurring in real time, which helps prevent the number one threat to consumers and businesses in today’s market: keylogging software, which is stealth software embedded in web sites, emails, pictures, MP3 files, videos, USB’s or other software and hardware that, once unknowingly launched, secretly monitors and records all of a user's keystrokes on the computer and sends the data to the cyber thief without the user’s awareness. Keylogging has been reported as the one of the major causes of major data breaches that occurred from 2010 to 2016, as reported in the 2010-2016 Verizon Data Breach Reports. (Patent No: 8,566,608, 8,732,483 and 8,973,107).

o

MobileTrust® is an advanced iPhone/iPad and Android device password vault that includes a strong password generator. MobileTrust® also provides for Mobile Multi-Factor One Time Password authentication, a secured browser and keystroke encryption between its virtual keyboard and secured browser, which is critical to all confidential online transactions and other features, which is now in production. This new feature for mobile devices, which helps prevent data breaches and stolen credentials is a critical and vital addition to all enterprise mobile users, as enterprises transition to “Bring Your Own Devices” (BYOD).

o

GuardedID® Mobile SDK is a software development kit that provides developers our patent protected keystroke encryption protection for all Apple and Android mobile device’s secure keyboards, allowing our keystroke encryption software to be embedded in any mobile applications, utilizing DES 256 Encryption.

Our products sometimes include software and hardware that we contractually license from other vendors. These products include VASCO (an authentication and e-signature solutions company) tokens, as well as additional authentication and telecommunication software devices. We also purchase tokens and devices from HyperSecurity Solutions in Vancouver, Canada.

The ProtectID® Cloud Service can be hosted by our service provider (we have a strategic arrangement with a third party SSAE 16 hosting service) as well as the ProtectID® Out-of-Band and Multi-Factor Platform, which can be installed internally in a customer’s infrastructure or as a hybrid implementation. With the exception of our free redistributable Microsoft software components and our reseller agreements with VASCO and HyperSecurity Solutions, none of our contracts for hardware or software are with a sole supplier of that feature or product.

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Factors that are considered important to our success include, but are not limited to, the following:

o

Our products address the needs of a broad variety of customers for authentication and cyber security overall. One of the biggest problems facing the world is Cyber Theft, the effects of which, our management contends, total an estimated $221 billion per year in business losses and more recently, based on anecdotal evidence provided to management, stated to be in the trillions going forward (with effects of the increase use in remote access due to COVID-19 still undeterminable).

o	Symantec reported there were over 401 million new pieces of Spyware found over the past year.

o

48% of all data breaches were caused by key loggers (malware copying keystrokes), as reported by the Verizon 2012 Data Breach Report. Similar percentages are reported in the Verizon 2014 report, recently published. All of the companies breached, per these reports, had an anti-virus program installed.

o

For illustration (while historic), in 2011, it was reported that RSA Security’s data was breached from which Lockheed Martin and others were affected and lost millions of dollars. This event caused many companies to look to other means of two-factor authentication, such as Out-of-Band. The RSA Data Breach started with a keylogging virus which our GuardedID® product, management believes, would most likely would have prevented.

o

In respect to the latest version of our keyboard encryption and anti-keylogger Product, GuardedID®, a recent report from a government security group known as CERT states that minimally 80% of the malicious keylogging programs are undetected by the major anti-virus software suites. Our Guarded ID® is designed, we believe, to render the malicious programs useless, in real time.

o	The 2015 Verizon Data Breach report, published in April 2016, stated that 80% of all the data breaches they reported would not have occurred if the corporations used two factor authentication

o

In February 2015, the New York Times reported that a Global Bank heist occurred in banks around the globe from a keylogger. This was the first known time that a large hack was reported with the details which included a keylogger that our management believes GuardedID® would have most likely prevented. The article was noted as caused by keystroke encryption in a picture on the front page of the New York Times.

o

The Effectiveness of Our Products: Our products have been designed to provide, we believe, a high available level of security for computer networks and individual users. In particular, we believe that the now Patented “Out-of-Band” authentication process is an innovative technology that will greatly prevent unauthorized access to computer networks and will provide effective security products to drastically reduce the incidence of identity fraud for our customers. We have contractually commenced implementation of our products on a large global scale, yet there can be no assurance that they will function in all aspects as intended. Likewise, a high level of innovation characterizes the software industry and there can be no assurance that our competitors will not develop and introduce a superior product. The effective functioning of our products once deployed is an important factor in our future success. To date and our knowledge, all of our clients have reported, per a report by Research 2.0, that our products work as described.

o

Ability to Integrate our Software with Customer Environments: There are numerous operating systems that are used by computer networks. The ability of a software product to integrate with multiple operating systems is likely to be a significant factor in customer acceptance of particular products. Our ProtectID® operates on an independent Cloud Service platform and is also able to integrate with multiple operating systems and user interfaces for an in-house implementation. ProtectID® has been designed to use multiple authentication devices that are currently on the market (including, but not limited to, biometrics, key-fob tokens, iPhones, iPads, Androids, PDA’s, smart cards and other mobile devices). Our ability to integrate our products with multiple existing and future technologies is currently a key factor in the growth of our product’s acceptance and is demonstrated by our success with recent clients and installations. . Our GuardedID® product currently operates with Windows Internet Explorer (IE), Firefox, Chrome and Safari browsers and our upgraded Premium version works with almost all applications running on a Windows desktop platform, inclusive of Microsoft Office and the MAC. New features and functions for both products continue to be developed via our research and development. We are also now live with our MobileTrust® and GuardedID® Mobile SDK products, which work on all Apple and Android devices.

o

Relative Cost: We have attempted to design our products to provide a cost-effective suite of products for financial services, e-commerce, commercial, healthcare, government and direct-consumer customers. Our ability to offer our products at a competitive price and to add to existing installations is likely in our opinion, to be a key factor in the acceptance of our product as we have seen with many of our clients.

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Business Model

We are focusing primarily on developing sales through “channel” relationships in which our products are offered by other manufacturers, distributors, value-added resellers and agents, internationally. In 2016, we added and publicly announced additions to our global distribution sales channel, which provides additional presence for us in the United States, Canada, Europe and Africa. We continue to add additional channel partners, especially on the consumer side and developed a new retail business. We also sell our suite of security products directly from our Edison, New Jersey office, which also augments our channel partner relationships. It is our strategy that these “channel” relationships will provide the greater percentage of our revenues ongoing, as was the case in the past two years. Examples of the channel relationships that we are seeking include already established original equipment manufacturer (“OEM”) and bundled relationships with other security technology and software providers that would integrate or bundle the enhanced security capabilities of ProtectID®, GuardedID® and/or MobileTrust® into their own product lines, including our MobileTrust® SDK, thereby providing greater value to their clients. These would include providers of networking software and manufacturers of computer and telecommunications hardware and software that provide managed services, and multi-level marketing groups, as well as all markets interested in increasing the value of their products and packages, such as financial services software, anti-virus, government integrators and identity theft product companies. We signed various new distributors during 2018 and 2019, and we anticipate, but cannot guarantee, an increase in revenues in 2020 and/or 2021 (subject to the impairments caused by COVID-19). Additionally, Cyber Safety originally purchased their option to buy our GuardedID® patent for nine million dollars ($9,000,000) to be paid by September 30, 2020, and will resell our GuardedID® and MobileTrust® products, for which we will receive a royalty, while we retain a perpetual license to resell those products (this transaction subject to the impairments caused by COVID-19). In March 2019, the option to purchase agreement was modified to increase the purchase price to $10,000,000 and extend the expiration date to September 30, 2021. Also, if the note as modified is not paid in full by the extended due date, then the purchase price shall increase to $11,000,000 with a due date of September 30, 2022. We anticipate, but cannot guarantee, Cyber Safety will make the purchase by September 30, 2021 (subject to the impairments caused by COVID-19). Management believes, but cannot provide assurances, that Cyber Safety will exercise this option. In the event the option is exercised, StrikeForce will have no patent rights for GuardedID and MobileTrust’s products and patents, but will retain the exclusive ability to sell these products in the retail market. The distributors have already obtained new clients and we expect, but cannot guarantee, that more clients will be obtained in fiscal 2020 and thereafter. There is no guarantee as to the timing and success of these business relationships or reaching our self-imposed expectations.

From our MobileTrust® security application, built with our sCloud registration process, we have created and announced two new products: our new ProtectID® Mobile OTP (One Time Password) to be used with ProtectID®; and our new GuardedID® Mobile keystroke encryption software development kit (SDK). Both new products are now in production. With the creation of this new GuardedID® Mobile SDK, we now focus the sales of this software product to the development groups of our target markets for it to be added to their mobile applications. We are in discussions with many large-scale parties that are interested in this software. Management has already received requests for this software, as keystroke encryption malware grows and remains a major problem for the mobile-cyber security market, particularly with anti-virus products being viewed as non-effective against malware threats.

Our primary target markets include financial services such as banks and insurance companies, healthcare providers, legal services, government agencies through integrators, technology platforms, e-commerce based services companies, telecommunications and cellular carriers, technology software companies, government agencies and consumers, especially for our mobile and keystroke encryption products. We are focusing our concentration on cyber security and data breach strategic problem areas, such as where compliance with financial, healthcare, legal and government regulations are key and stolen passwords are used to acquire private information illegally. In 2018 and 2019, several of our channel partners had pilots and client implementations in place that are expected, although no assurances can be provided, to increase our revenues in 2020 and/or 2021(subject to the impairments caused by COVID-19). Our mobile products went into production during the first quarter of 2016 and the revenues related to those products are increasing, primarily as results of the efforts of our channel partners, Cyber Safety and others. There is no guarantee as to the timing and continued success of these efforts.

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Because we are now expecting a continual, recurring growing market demand, especially in the mobility and encryption retail markets, we continue to develop an increasing global reseller and distribution channel as a strategy to generate, manage and fulfill demand for our products across market segments, minimizing the requirement for an increase in our staff as we grow our distributor market. We continue to minimize the concentration on our initial direct sales efforts as our distribution and reseller channels continue to grow internationally and provide appropriate levels of sales and support to the growing Cyber Security market.

We seek to generate revenue through fees for ProtectID® based on client consumer usage in the financial, healthcare services and legal services markets, as well as enterprises in general, through our Cloud Service, plus one-time and annual per person fees in the enterprise markets which often are for in-house installations of our products, and set-up and recurring transaction fees when the product is accessed in our Cloud Service, along with annual maintenance fees, and other one-time and recurring fees. We have also implemented our new ProtectID® v4.01, which includes our Mobile One-Time-Password. We also intend to generate revenues through sales of our GuardedID® product. GuardedID® pricing is for an annual license and we discount for volume purchases. GuardedID® pricing models, especially when bundling through OEM contracts, include monthly and quarterly recurring revenues. As more agreements are reached by our distributors, we are experiencing monthly increasing sales growth, through the execution of GuardedID® bundled OEM agreements. We also provide our clients a choice of operating our ProtectID® software internally by licensing it or through our hosted Cloud Service or a hybrid that some clients have implemented and none of our competitors presently offer. GuardedID® requires a download on each and every computer it protects, whether for employees or consumers. We have four GuardedID® products, (i) a standard version which protects browser data entry only, (ii) a premium version which protects almost all the applications running under Microsoft Windows on the desktop, including Microsoft Office Suite and almost all applications running on the desktop, (iii) an Enterprise version which, in addition, provides the Enterprise administrative rights and the use of Microsoft’s Enterprise tools for the product’s deployment, and (iv) an Apple version for all the latest MAC operating systems and for the browsers and entire desktop. Our MobileTrust® mobile product will be priced for the consumer through the appropriate mobile phone stores, as well as direct, distribution and OEM sales for higher volume enterprises, including volume discounts to the degree allowed by the telecommunications providers. Our GuardedID® Mobile SDK (software development kit) went to the open market in the second quarter of 2016. We anticipate, but cannot guarantee, steadily increasing revenues from this product offering.

Our management believes that our products provide a cost-effective and technologically competitive solution to address the increasing problems of network security and cyber security in general. Guidance for the Federal Financial Institutions Examination Council (“FFIEC”) regulations include the requirement for solutions that have Two-Factor Out-of-Band Authentication and products that stop keylogging malware, real time, which our management believes our proprietary products uniquely and directly address. This guidance went into effect as of January 1, 2012. Additionally, the 2015 Verizon Data Breach report, published in April 2016, stated that 80% of all the data breaches they reported would not have occurred if the corporations used two factor authentication, which our management believes would have been prevented with products such as our ProtectID® system. The report also indicates that over 79% of the data breaches would most likely not have occurred if the corporations breached used anti-keylogging software, such as our GuardedID® system in addition to the typical anti-virus programs. Based on the FFIEC requirement, the latest Verizon Data Breach Report and the new articles from the White House urging law firms and legal services firms to add two factor authentication, we have recently experienced a growing increase in pilots and sales orders and inquiries specifically in the financial and legal markets. In January 2014, PCI Compliance published an update that includes the requirement for not only encrypting data at rest, but also to encrypt data in motion including the keystrokes users enter in their device. Additionally, Symantec's senior vice-president for information security, Brian Dye, told the Wall Street Journal that anti-virus "is dead", in an article published in May 2014. However, there can be no assurance that our products will continue to gain acceptance and continue to grow in the commercial marketplace or that one of our competitors will not introduce technically superior products.

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Marketing

Our multi-channel marketing strategy includes:

1. Direct sales to enterprise and commercial customers. In this effort, we joined ACS at the RSA Security Show, as well as attending other security related shows and we are looking at other sales alternatives in order to respond aggressively to inquiries related to our products.

2. The global addition of resellers, agents & distributors (our strategic sales channel) who distribute and resell our products and services to enterprise and commercial customers globally (technology and software product distributors, systems integrators, managed service companies, other security technology and software vendors, telecom companies, cyber security related product companies, etc.). Presently, our most active channel partner is ACS.

3. Application Service Provider (ASP) Partners: Our third-party service provides a hosting platform that facilitates faster implementations at competitive prices for our Cloud Service option.

4. Original Equipment Manufacturers (OEM): SFT products are sold to other security technology vendors that integrate ProtectID®, GuardedID® and now GuardedID® Mobile SDK into their products (bundling) and services providing for monthly/annual increasing recurring revenues.

5. Internet sites and retail stores, such as Target, Office Depot, Amazon, and HSN (US), that sell GuardedID® and MobileTrust®, to consumers and small enterprises online and in the stores.

6. Technology and other providers and resellers, agents and distributors interested in purchasing and or selling our new MobileTrust® cyber solution for all mobile devices, initially for all Apple and Android devices.

7. Outside Independent consultants selling our products for commission only, focusing on the healthcare, legal, travel and consumer markets.

Our Cloud service provider, Hosting.com, was purchased by Ntirety in 2019. We have been under contract Hosting.com since December 2007 when we executed an agreement with a nationwide premier data center and co-location services provider who functions as an Application Service Provider for our ProtectID®, GuardedID® and MobileTrust® products, which require a secondary server used for the “Out-of-Band” two-factor authentication technology. We believe that this relationship improves the implementation time, reduces the cost and training requirements, and allows for ease of scalability, with hot backups in multiple locations across the U.S., on an as needed basis. Our sCloud site is also SSAE 16 certified, which is critical to providing a secure compliant service that is required by most of our clients. Our agreement with the services provider was for a one-year (1) term, initially ending in December 2008 and renewing automatically for one-year (1) terms, and is still in effect. The relationship can be terminated by either party on sixty days’ written notice. The cloud service is based on a flat monthly fee per the terms of the contract that can increase as we require additional services.

Intellectual Property

Starting in 2016, we worked with one patent attorney firm to aggressively enforce our patent rights. As of March 1, 2019, we no longer retain that particular firm (Ropes & Gray LLP) and we are currently searching for a new firm that will pick up their pending enforcement cases.

We successfully settled our first major patent lawsuit in January 2016.

Our patent attorneys filed our fourth, fifth and sixth “Out of Band” continuation patents. We currently have three patents granted to us for Out-of-Band ProtectID® (Patent Nos.: 7,870,599, 8,484,698 and 8,713,701). In March 2013, our patent attorneys submitted a new “Methods and Apparatus for securing user input in a mobile device” Patent, which is no longer being pursued because of our inability of moving it forward. MobileTrust® is also covered by our GuardedID® patents. We cannot provide assurances that the latter patents will be granted in fiscal 2019 or 2020.

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We plan to continue our strategy to aggressively enforce the patent rights relating to our granted Keystroke Encryption patents that help protect our GuardedID® and MobileTrust® products. We were granted three related keystroke encryption patents for which we received the most recent patent on March 3, 2015 (Patent Nos.: 8,566,608, 8,732,483 and 8,973,107).

We have four trademarks that have been approved and registered: ProtectID®, GuardedID®, MobileTrust® and CryptoColor®. Also, BlockSafe Technologies, Inc. has one registered trademark: CyberDefender®. A portion of our software is licensed from third parties and the remainder is developed by our own team of developers while leveraging some external consultant expertise as necessitated. We rely upon confidentiality agreements signed by our employees, consultants, and third parties to protect the intellectual property rights.

On September 6, 2017, we entered into a Litigation Funding Agreement with two parties for the purpose of funding the enforcement of certain patents relating to the process of providing dual channel authentication against several infringers. These patent infringement cases are still in process. Our management believes, but cannot guarantee, that this Litigation Funding Agreement will allow us to pursue litigation against any infringement on our patents.

Business Strategy

Our primary strategy throughout 2019 and into 2020 is to focus on the growth and support of our channel partners, including distributors, resellers and original equipment manufacturers (OEMs). Our internal sales team targets potential direct sales in industries that management believes provides the greatest potential for short term sales. These include small to medium sized financial institutions, government agencies, e-commerce, healthcare, legal and enterprise businesses. We are also executing agreements with strategic resellers and distributors for marketing, selling and supporting our products internationally. We primarily work with distributors, resellers and agents to generate the bulk of our sales internationally, realizing that this strategy takes longer to nurture, however it is progressing well. We are starting to realize positive results, however slowly, with our sales channel and anticipate, but cannot guarantee, a successful fiscal 2019, through the sales channel and from our new mobile and GuardedID® MAC products with a concentration of sales already contracted. There can be no assurances, however, that we will succeed in implementing our sales strategy. Although management believes that there is an increasingly strong market for our products as the need for cyber security solutions increases globally, we have not generated substantial revenue from the sale of our products and there is no assurance we can secure a market sufficient to permit us to achieve profitability in fiscal 2020.

Most of the costs that we incur are related to salaries, professional fees, marketing, sales and research & design. We increased our support and technology staff in 2018. Our operations presently require funding of approximately $150,000 per month. We expect that our monthly cash usage for operations will increase slightly due to contracted and anticipated increased volumes and adding some targeted channel marketing programs. We anticipate that the areas in which we will experience the greatest increase in operating expenses is in marketing, selling, product support, product research and new technology development in the growing cyber security market. We are committed to maintaining our current level of operating costs until we reach the level of revenues needed to absorb any potential increase in costs.

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BlockSafe Technologies, Inc.

BlockSafe Technologies, Inc. (“BlockSafe”) was formed on December 1, 2017 in the State of Wyoming. BlockSafe is in the business of providing total cyber security solutions and is the licensee from our company of our desktop anti-malware product called “GuardedID®” and a one of a kind mobile application called “MobileTrust®”. BlockSafe is intended to be developed as an enterprise focusing on using our licensed technology in the field of cryptocurrency and its use of blockchains. Small revenues have been generated to date as BlockSafe is still in the developmental stage. There can be no assurances on the success of this project or any profitability arising from BlockSafe.

As of December 31, 2019, no tokens have been developed or issued. There is no assurance as to whether, or at what amount, or on what terms, tokens will be available. Moreover, there can be no assurance how such technology will function, which could expose us to legal and regulatory issues. Cryptocurrency and its use of blockchains is still in the development stage and receiving mixed results. The Securities and Exchange Commission has, in its dissemination of information to the public, expressed that tokens in the United States would be treated as securities pursuant to the Howey Test. This standard has been adopted, in various forms, in numerous other jurisdictions. The European Union and China are contemplating their own form of cryptocurrency and Facebook Libra cryptocurrency recently lost the support of PayPal (see https://www.independent.co.uk/topic/cryptocurrency, which article is not incorporated by reference to this filing). In addition, legal and regulatory developments could render the technology impermissible, which could have a material adverse effect on BlockSafe and us.

At present, we hold 49% of the issued and outstanding BlockSafe common stock, with Mark L. Kay, Ramarao Pemmaraju, and, George Waller, our Directors, each a member of the BlockSafe Board of Directors and individually holding 10.3% of the issued and outstanding common stock of BlockSafe, each, for a combined total of 31%. BlockSafe meets the definition of a variable interest entity and based on the determination that the Company is the primary beneficiary of BlockSafe, BlockSafe’s operating results, assets and liabilities are consolidated by the Company.

 In June 2018, two members of our management team, George Waller, our Executive Vice President and Ramarao Pemmaraju, our Chief Technical Officer, were appointed to BlockSafe to serve as the Chief Executive Officer and Chief Technical Officer, respectively. Additionally, our Chief Executive Officer of StrikeForce, Mark L. Kay, also an appointee to the Board of Directors of BlockSafe, was appointed as Chairman and President of BlockSafe.

In 2018, the Company’s consolidated subsidiary BlockSafe issued promissory notes to investors in the aggregate of $775,500. As part of each promissory note agreement BlockSafe agreed to pay a financing obligation to the note holders equal to the note principal in tokens, as defined, to be issued by BlockSafe. In December 2018, BlockSafe agreed to issue 200,000 cryptocurrency tokens to an unrelated party for receipt of $50,000. In February 2019, the agreement was amended and the unrelated party is to receive an additional 100,000 tokens. No such tokens have been developed or issued as of September 30, 2020.

From February 2019 to March 2019, BlockSafe agreed to issue 450,000 cryptocurrency tokens and 56,250 restricted shares of BlockSafe common stock to four unrelated parties for receipt of $122,500. The tokens or restricted stock of BlockSafe have not been issued as of September 30, 2020.

From March to April 2019, five of the BlockSafe noteholders agreed to convert $295,500 of principal and $19,700 of accrued interest into 1,845,041 cryptocurrency tokens to be issued by BlockSafe. The tokens have not been issued as of September 30, 2020.

We have used the funds received from investors pursuant to the promissory notes for the efforts mentioned below to develop the Tokens and to develop an additional product and prepare it for sale. We currently don’t require additional funds for the development efforts.

The steps we have taken to date in our efforts to develop tokens include completing a formal plan for the Tokens, obtaining professional advice regarding the legal implications of developing tokens, and we have a blockchain for our Tokens (BSAFE®). We have not yet finalized a budget for the development of Tokens, we have not yet hired a full development team, we have not yet completed the development of Tokens, and we have not yet developed any payment, trading, or custody platform or infrastructure related to the Tokens. The failure to develop or issue these Tokens as of September 30, 2020 does not constitute an event of default under the promissory notes. It should be noted however that the promissory notes were not repaid pursuant to their terms, and are currently in default.

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At December 31, 2019 and September 30, 2020, the Company’s consolidated subsidiary, BlockSafe Technologies, Inc. had recorded a financing obligation of $1,263,000 to be paid in tokens, as defined. At September 30, 2020 and through the date of this filing, BlockSafe Technologies, Inc. has not completed the development or issued any tokens. At September 30, 2020, as the development of the tokens has not been completed and tokens do not exist, and any amounts received for tokens are not considered equity or revenue, management determined that 100% of the obligation of $1,263,000 is a liability to be settled by BlockSafe Technologies, Inc., through the issuance of tokens, or through other means if tokens are never issued.

We have stated to the note holders that once StrikeForce has the funds or BlockSafe sells the Tokens, the intent is to satisfy the outstanding balances as soon as possible. In the event that we are unable to satisfy the outstanding balances of the Notes, it could have a material adverse effect on our business, financial condition and results of operations.

In March 2019, an increase of the authorized shares of BlockSafe’s common stock from one thousand (1,000) to one hundred million (100,000,000), $0.0001 par value, was ratified, effective upon the filing of an amendment to BlockSafe’s Certificate of Incorporation with the Wyoming Secretary of State. The amendment was adopted in March 2019.

In March 2019, a 1:15,000 forward stock split of BlockSafe’s issued and outstanding shares of common stock was ratified, effective upon the filing of an amendment to BlockSafe's Certificate of Incorporation with the Wyoming Secretary of State. The amendment was adopted in March 2019.

SafeVchat

Our company has expanded our product line recently with the addition of SafeVchat. Video conferencing has become the “new normal” way for businesses and consumers to meet. However, the current video conferencing solutions in the marketplace, in our opinion, were not designed to protect people, data, or, confidential information. They were designed with one single task, allow people to see & hear each other. Since, to our knowledge, none of the existing solutions were designed by a cyber security company they are, we believe, suffering from high churn rates and bad publicity due to the lack of security and numerous breaches. We believe that we are building the Industry’s most secure video conferencing solution which will include authenticated access, encrypted video, encrypted audio, encrypted keystrokes, and protection for your camera, microphone & speakers from hackers. StrikeForce is leveraging its existing patented cyber security solutions to create, in our estimation, the world’s most secure video conferencing solution, SafeVchat. There can be no assurances as to the success or profitability of this product.

Competition

The software development and services market is characterized by innovation and competition. There are several well-established companies within the authentication market that offer network security systems in our product market and newer companies with emerging technologies. We believe that our multi-patented “Out-of-Band” multi-factor identity authentication platform is an innovative, secure, adaptable, competitively priced, integrated network authentication platform. The main features of ProtectID® include: an open architecture “Out-of-Band” platform for user authentication; operating system independence; biometric layering; soft mobile tokens; mobile authentication; secure website logon; Virtual Private Network (“VPN”) access; domain authentication; newly added Office 365 authentication and multi-level authentication. Unlike other techniques for increased network security, ProtectID® does not rely on a specific authentication device or method (e.g., phone, tokens, smart cards, digital certificates, soft mobile tokens, or biometrics, such as a retinal or fingerprint scan). Rather ProtectID® has been developed as an “open platform” that incorporates an unlimited number of authentication devices and methods. For example, once a user has been identified to a computer network, a system deploying our ProtectID® authentication system permits the “Out-of-Band” authentication of that user by a telephone, iPhone, iPad, PDA, email, hard token, SSL client software, a biometric device such as a voice biometric, or others, before that user is permitted to access the network. By using “Out-of-Band” authentication methods, management believes that ProtectID®, now patented and protected through our ongoing litigation, with plans for additional litigation, provides a competitive product for customers with security requirements greater than typical name and password schemes for virtual private networks and computer systems with multiple users at remote locations, as examples. We also believe that our multi-patented keystroke encryption product, GuardedID®, offers an additional competitive edge for network security and e-commerce applications that should provide greater levels of security and the ability to evolve over time based on newer technologies when made available. There is less competition for the keystroke encryption product and there are no well-established companies in this space, which explains our current growth in pilots and sales for GuardedID®, especially relating to bundled channel partner programs. GuardedID® is critical to help prevent key logging viruses, one of the largest sources of cyberattacks and data breaches. GuardedID® also is protected with three patents. Our newest product, MobileTrust®, is ideal for bringing the functionality of our other two products, especially including keystroke encryption, to all mobile devices, with initial focus on all Apple and Android devices. This product is also protected with our GuardedID® patents and some of its features and functions are covered by the Out-of-Band Authentication patent. . Our other new mobile product is GuardedID® Mobile SDK, which allows our secured keyboard function as a software development kit for developers to purchase and integrate as part of their secured applications. Considering the features and functions, all our cyber solutions have limited competition based on our products’ ability to protect individual identities and computers/devices against some of the most dangerous and increasing threats. We also have great demand for the mobile products, which are being marketed to all potential new clients.

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Although we believe that our suite of products offers competitive advantages, there is no assurance that any of these products will continue to increase its market share in the marketplace. Our competitors include established software and hardware companies that are likely to be better financed and to have established sales channels. Due to the high level of innovation in the software development industry, it is also possible that a competitor will introduce a product that provides a higher level of security than our products or which can be offered at prices that are more advantageous to the customer.

Concentrations

For the nine months ended September 30, 2020, sales to two customers comprised 72% and 14% of revenues, respectively. Our primary customer is Intersections, Inc., a provider of consumer and corporate identity risk management services, under which we operate pursuant to a Software License and Development Agreement. Intersections, based on a worldwide license granted pursuant to the Software License and Development Agreement, bundles our keyboard encryption and antikey-logging software, as a value add component into its premium identity theft protection service, IDENTITY GUARD® Total Protection for which we are compensated. The license is perpetual and becomes royalty free upon certain events (such as our filing for bankruptcy or similar protection or our failure to provide support). Our second largest customer is Digital River. Digital River is a reseller of certain software products (ProtectID®, GuardedID® and MobileTrust®)provided by the Company pursuant to a Reseller Agreement that has been in place since September 26, 2006. ProtectID® is an Out-of-Band Authentication product that provides application security. GuardedID® is a keystroke encryption product that stops keylogging in real time and MobileTrust® is an Android and Apple phone application, with its own keyboard to stop keylogging. The Reseller Agreement is perpetually renewed on a year by year basis unless terminated in writing sixty (60) days prior to each annual renewal date or, in general, for a breach of the Reseller Agreement. Upon termination, any outstanding obligation will be accelerated to thirty days from the termination date.

Legal Proceedings

On March 14, 2017, we initiated additional patent litigation against two major competitors in the U.S. District Court for the Eastern District of Virginia, for infringement of United States Patent Nos. 7,870,599, 8,484,698 and 8,713,701. This litigation is ongoing. On June 13, 2017, one of the competitors initiated a lawsuit against us in the U.S. District Court for the District of New Jersey for patent infringement (which we believe is without merit and will defend vigorously). This litigation is ongoing.

On December 1, 2017, The United States District Court for the Central District of California issued an opinion in the StrikeForce Technologies, Inc. v. SecureAuth Corp. case, which invalidated claims of U.S. Patent Nos. 7,870,599, 8,484,698 and 8,713,701 under 35 U.S.C. §101. We strongly disagreed with the Court’s decision and an appeal was filed by our attorney in July 2019. In October 2019, the Supreme Court of the United States denied our petition for a writ of certiorari in StrikeForce Technologies, Inc. v. SecureAuth Corp (19-103). Thus, the claims asserted against SecureAuth in the Central District of California, case no. 2:17-cv-04314-JAK-SK, remain invalid under 35 U.S.C. 101. Our three patents contain a total of 108 claims, 43 claims were deemed invalid, however, 65 claims are still valid. Despite the Supreme Court’s decision, our Protect ID® products still retain patent protection and our management intends to further expand those protections with new patents in the coming months. In the meantime, we continue to monitor the Federal Courts because there are several cases (i.e. Berkheimer v. HP), whereby a decision for Berkheimer could change the appellate landscape for 101 motion cases. Additionally, U.S. Senators Thom Tillis (R-NC) and Chris Coons (D-DE), along with several other Senators have released a bipartisan, bicameral draft bill that would reform Section 101 of the Patent Act in a manner we believe would be beneficial to us although the attainment of such reform may have been affected by the 2020 election results and incoming/outgoing Senators (although both sponsoring Senators won re-election). Management cannot guarantee that any pending claims or legislation will result in favorable decisions.

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On May 13, 2020, a complaint was filed, specifically Continuation Capital, v StrikeForce Technologies, Inc., Case Number 2020-CA-002113NC, in the Twelfth Circuit Court in and for Sarasota County, Florida in a matter involving outstanding debt in the principal amount of $197,738.81. The complaint was settled and an order, following a fairness hearing, granted Continuation Capital 90,909 (post-split) shares, as a fee, and that number of common shares required to satisfy the debt, as converted, the valuation based as a forty five percent (45%) discount to market, with a shares issued pursuant to the exemption from registration set forth in Section 3(a)(10) thereof, of the Securities Act of 1933, as amended. On May 13, 2020, the Company entered into a settlement agreement with Continuation Capital, Inc. (“Continuation”). Continuation agreed to pay $197,738 owed to Company creditors, including $139,712 of convertible debt and accrued interest due to a related party (see Note 3), $29,400 of secured notes payable and accrued interest (see Note 4) and $28,626 of accounts payable. In exchange, the Company agreed to issue shares of its common stock to Continuation as consideration for the extinguishment of the debt, accrued interest, and accounts payables. The shares to be issued will be determined at a discount based on 45% of the lowest closing price of the Company common stock for the 30 trading days prior to the date of any issuance for payment. The Company determined that the settlement agreement with Continuation was a contract to settle debt with a variable number of shares based on a fixed monetary amount known at inception, and in accordance with ASC 480-10, the obligation was measured at fair value. The Company determined the fair value of the settlement obligation was $360,000 and recorded this as a liability. During the nine months ended September 30, 2020, the Company issued 11,585,725 shares of its common stock to Continuation for the payment of $284,119 of the settlement obligation. At September 30, 2020, the balance of the debt settlement obligation liability was $75,881.

When the Company initially recorded the obligation, the difference between the $360,000 fair value and $197,738 of debt and accounts payables assumed by Continuation was recorded as a loss on extinguishment of debt of $162,262 The fair value of the 444,459 shares issued for payment of $72,000 of the settlement obligation was determined to be $98,000 based on the closing price of the shares on the date issued, and the difference of $26,000 was recorded as interest expense. As part of the transaction, the Company also issued 90,909 shares of common stock to Continuation as a fee. The fair value of the shares issued for fees was determined to be $18,182 and is included in general and administrative expenses.

Subsequent to September 30, 2020, the Company issued 24,381,509 shares of common stock with a fair value of $127,424 to pay off $75,881 of the debt settlement obligation.

DESCRIPTION OF PROPERTY

We operate from leased offices located at 1090 King Georges Post Road, Suite #603, Edison, New Jersey 08837. We do not hold any material investments in other real or personal property other than office equipment. We anticipate these facilities will be adequate for the immediate future but that if we are successful in introducing our products, we will need to seek larger or additional office quarters. We paid a monthly base rent of $3,807 which commenced on July 1, 2009, with an initial extended lease termination date of January 31, 2016. In November 2015, the lease was extended for three years to January 31, 2019. In August 2018, the lease was extended for five years to January 31, 2024. We paid a monthly base rent of $4,067 from February 2016 thru January 2017, $4,190 from February 2017 through January 2018, $4,316 from February 2018 thru January 2019. We paid a monthly base rent of $4,409 from February 2019 thru January 2020. We will pay a monthly base rent of $4,542 from February 2020 through January 2021, $4,678 from February 2021 thru January 2022, $4,818 from February 2022 thru January 2023 and $4,963 from February 2023 thru January 2024. The landlord holds $8,684 as our security deposit. The lease requires us to pay costs such as maintenance and insurance.

Operating lease right-of-use (“ROU”) assets and liabilities are recognized at commencement date based on the present value of lease payments over the lease term. ROU assets represent our right to use an underlying asset for the lease term and lease liabilities represent our obligation to make lease payments arising from the lease. Generally the implicit rate of interest in arrangements is not readily determinable and we utilize our incremental borrowing rate in determining the present value of lease payments. The operating lease ROU asset includes any lease payments made and excludes lease incentives.

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MANAGEMENT’S DISCUSSION AND ANALYSIS OF

 FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Forward-Looking Statements

 The following is management’s discussion and analysis (|MD&A”) of certain significant factors that have affected our financial position and operating results during the periods included in the accompanying financial statements, as well as information relating to the plans of our current management. This report includes forward-looking statements. Generally, the words “believes,” “anticipates,” “may,” “will,” “should,” “expect,” “intend,” “estimate,” “continue,” and similar expressions or the negative thereof or comparable terminology are intended to identify forward-looking statements. Such statements are subject to certain risks and uncertainties, including the matters set forth in this report or other reports or documents we file with the Securities and Exchange Commission from time to time, which could cause actual results or outcomes to differ materially from those projected. Undue reliance should not be placed on these forward-looking statements which speak only as of the date hereof. We undertake no obligation to update these forward-looking statements.

The following discussion and analysis should be read in conjunction with our financial statements and the related notes thereto and other financial information contained elsewhere in this Annual Meeting Consent.

Our MD&A is comprised of significant accounting estimates made in the normal course of its operations, overview of our business conditions, results of operations, liquidity and capital resources and contractual obligations. We did not have any off balance sheet arrangements as of September 30, 2019 or 2020.

The discussion and analysis of our financial condition and results of operations is based upon its financial statements, which have been prepared in accordance with generally accepted accounting principles generally accepted in the United States (or "GAAP"). The preparation of those financial statements requires us to make estimates and judgments that affect the reported amount of assets and liabilities at the date of its financial statements. Actual results may differ from these estimates under different assumptions or conditions.

Background

We are a software development and services company that offers a suite of integrated computer network security products using proprietary technology. Our ongoing strategy is developing and marketing our suite of network security products to the corporate, financial, healthcare, legal, government, technology, insurance, e-commerce and consumer sectors. We plan to continue to grow our business primarily through our expanding sales channel and internally generated sales, rather than by acquisitions. Apart from our 49% holding in BlockSafe Technologies, Inc., we have no other subsidiaries.

In March 2020, the World Health Organization declared coronavirus COVID-19 a global pandemic. This contagious disease outbreak, which has continued to spread, has adversely affected workforces, customers, economies, and financial markets globally. It has also disrupted the normal operations of many businesses. This outbreak could decrease spending, adversely affect demand for our products, and harm our business and results of operations. In the nine months ended September 30, 2020, we believe the COVID-19 pandemic did impact our operating results as sales to customers in the second and third quarters were down 17% and 15%, respectively, from the first quarter of the year. However, we have not observed any impairments of our assets or a significant change in the fair value of our assets due to the COVID-19 pandemic. At this time, it is not possible for us to predict the duration or magnitude of the adverse results of the outbreak and its effects on our business or results of operations, financial condition, or liquidity.

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As of (and subsequent to) September 30, 2020, we have been following the recommendations of local health authorities to minimize exposure risk for our team members for the past several weeks, including the temporary closure of our corporate office and having team members work remotely. Most customers and vendors have transitioned to electronic submission of invoices and payments.

Our executive office is located at 1090 King Georges Post Road, Suite 603, Edison, NJ 08837. Our telephone number is (732) 661-9641. We have 9 employees. Our Company’s website is www.strikeforcetech.com (we are not including the information contained in our website as part of, nor should the information be relied upon or incorporated by reference into, this Annual Meeting Consent).

Results of Operations

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2020 COMPARED TO THE THREE MONTHS ENDED SEPTEMBER 30, 2019

Revenues for the three months ended September 30, 2020 were $51,000 compared to $171,000 for the three months ended September 30, 2019, a decrease of $120,000 or 70.2%. The decrease in revenues was primarily due to impairments caused by the COVID-19 pandemic that resulted in a decrease in our software and service revenues. Revenues are derived from software, key fobs and services.

Cost of revenues for the three months ended September 30, 2020 was $2,000 compared to $2,000 for the three months ended September 30, 2019. Cost of revenues are fees and key fobs related to our revenues, and as a percentage of total revenues for the three months ended September 30, 2020 was 4.4% compared to 1.2% for the three months ended September 30, 2019.

Research and development expenses for the three months ended September 30, 2020 were $126,000 compared to $126,000 for the three months ended September 30, 2019. The salaries, benefits and overhead costs of personnel conducting research and development of our software products primarily comprises our research and development expenses.

Compensation, professional fees, and selling, general and administrative (collectively, “SGA”) expenses for the three months ended September 30, 2020 were $430,000 compared to $427,000 for the three months ended September 30, 2019, an increase of $3,000 or less than 1.0%. The increase was due primarily to an increase in professional fees, offset by a decrease in employee stock-based compensation. SG&A expenses consist primarily of salaries, benefits and overhead costs for executive and administrative personnel, insurance, fees for professional services, including consulting, legal, and accounting fees, plus travel costs and non-cash stock compensation expense for the issuance of stock options to employees and other general corporate expenses.

For the three months ended September 30, 2020, other expense was $365,000 as compared to other expense of $1,172,000 for the three months ended September 30, 2019, representing a decrease in other expense of $807,000, or 68.9%. The decrease was primarily due to decreases in the change in the fair value of derivative liabilities and in private placement costs.

Our net loss for the three months ended September 30, 2020 was $872,000 compared to $1,555,000 for the three months ended September 30, 2019, a decrease of $683,000, or 43.9%. The decrease was primarily due to decreases in employee stock-based compensation, in the change in the fair value of derivative liabilities and in private placement costs.

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FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2020 COMPARED TO THE NINE MONTHS ENDED SEPTEMBER 30, 2019

Revenues for the nine months ended September 30, 2020 were $162,000 compared to $611,000 for the nine months ended September 30, 2019, a decrease of $449,000 or 73.5%. The decrease in revenues was primarily due to impairments caused by the COVID-19 pandemic that resulted in a decrease in our software and service revenues. Revenues are derived from software, key fobs and services.

Cost of revenues for the nine months ended September 30, 2020 was $11,000 compared to $8,000 for the nine months ended September 30, 2019, an increase of $3,000, or 37.5%. The increase resulted from the increased fees related to certain revenues. Cost of revenues are fees and key fobs related to our revenues, and as a percentage of total revenues for the nine months ended September 30, 2020 was 7.0% compared to 1.3% for the nine months ended September 30, 2019.

Research and development expenses for the nine months ended September 30, 2020 were $373,000 compared to $376,000 for the nine months ended September 30, 2019, a nominal decrease of $3,000 or less than 1.0%. The salaries, benefits and overhead costs of personnel conducting research and development of our software products primarily comprises our research and development expenses.

Compensation, professional fees, and selling, general and administrative (collectively, “SGA”) expenses for the nine months ended September 30, 2020 were $1,477,000 compared to $1,253,000 for the nine months ended September 30, 2019, an increase of $224,000 or 17.9%. The increase was due primarily to an increase in employee stock-based compensation and professional fees. SG&A expenses consist primarily of salaries, benefits and overhead costs for executive and administrative personnel, insurance, fees for professional services, including consulting, legal, and accounting fees, plus travel costs and non-cash stock compensation expense for the issuance of stock options to employees and other general corporate expenses.

For the nine months ended September 30, 2020, other expense was $1,242,000 as compared to other expense of $3,027,000 for the nine months ended September 30, 2019, representing a decrease in other expense of $1,785,000, or 59.0%. The decrease was primarily due to decreases in the change in the fair value of derivative liabilities, in private placement costs and in debt discount amortization, offset by increases in interest expense and the loss on extinguishment of debt.

Our net loss for the nine months ended September 30, 2020 was $2,942,000 compared to $4,053,000 for the nine months ended September 30, 2019, a decrease of $1,111,000, or 27.4%. The decrease was primarily due to decreases in the change in the fair value of derivative liabilities, in private placement costs and in debt discount amortization, offset by increases in employee stock-based compensation, professional fees, interest expense and the loss on extinguishment of debt.

Liquidity and Capital Resources

Our total current assets at September 30, 2020 were $54,000, which included cash of $8,000, as compared with $99,000 in total current assets at December 31, 2019, which included cash of $75,000. Additionally, we had a stockholders’ deficit in the amount of $15,607,000 at September 30, 2020 compared to a stockholders’ deficit of $15,464,000 at December 31, 2019. We have historically incurred recurring losses and have financed our operations through loans, principally from affiliated parties such as our directors, and from the proceeds of debt and equity financing. We financed our operations during the nine months ended September 30, 2020 primarily from the issuance of various debentures with proceeds of $1,495,000 which includes the receipt of the SBA-Payroll Protection Program loan funds of $313,000 and the SBA-Economic Injury Disaster Loan funds of $150,000.

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On November 13, 2020, the Company’s filing of an Offering Circular on Form 1-A, pursuant to Regulation A (File Number: 024-11267) was qualified by the Securities and Exchange Commission. The Company registered 668,449,198 shares of common stock maximum proceeds of $2,315,000 (after deducting the maximum broker discount and costs of the offering). In November 2020, the Company sold subscriptions for $37,400 and issued 10,000,000 shares of its common stock to an investor.

On December 4, 2020, the Company’s filing of an Post Effective Offering Circular on Form 1-A POS, pursuant to Regulation A (File Number: 024-11267) was qualified by the Securities and Exchange Commission. The Company registered 1,136,363,636 shares of common stock maximum proceeds of $2,315,000 (after deducting the maximum broker discount and costs of the offering). In December 2020, the Company sold subscriptions for $475,860 and issued 196,754,544 shares of its common stock to 11 investors.

Going Concern

We have yet to establish any history of profitable operations. During the nine months ended September 30, 2020, the Company incurred a net loss of $2,942,000 and used cash in operating activities of $1,329,000, and at September 30, 2020, the Company had a stockholders’ deficit of $15,607,000. In addition, we are in default on notes payable and convertible notes payable in the aggregate amount of $3,555,000. These factors raise substantial doubt about our ability to continue as a going concern within one year after the date the financial statements are issued. In addition, the Company’s independent registered public accounting firm, in its report on the Company’s December 31, 2019 financial statements raised substantial doubt about the Company’s ability to continue as a going concern. The Company’s financial statements do not include any adjustments that might result from the outcome of this uncertainty should we be unable to continue as a going concern.

Our ability to continue as a going concern is dependent upon our ability to raise additional funds and implement our business plan. Management is currently seeking additional funds, primarily through the issuance of debt and equity securities for cash to operate our business. Currently, management is also attempting to increase revenues and improve gross margins by a revised sales strategy. We are redirecting our sales focus from direct sales to domestic and international sales channel, where we are primarily selling through a channel of Distributors, Value Added Resellers, Strategic Partners and Original Equipment Manufacturers. While we believe in the viability of our strategy to increase revenues and in our ability to raise additional funds, there can be no assurances to that effect. Our ability to continue as a going concern is dependent upon our ability to continually increase our customer base and realize increased revenues from recently signed contracts. No assurance can be given that any future financing will be available or, if available, that it will be on terms that are satisfactory to us. Even if we are able to obtain additional financing, it may contain undue restrictions on our operations, in the case of debt financing or cause substantial dilution for our stockholders, in the case of equity financing.

Off-Balance Sheet Arrangements

We do not have any off-balance sheet arrangements that are reasonably likely to have a current or future effect on our financial condition, revenues, result of operations, liquidity or capital expenditures.

Reverse Stock Split and Changes in Authorized Shares

In April 2020, our Board of Directors approved a 1:500 reverse stock split that was approved by stockholders controlling 80% of our common stock. The reverse stock split was effectuated on June 25, 2020 and all share and per share amounts on the accompanying financial statements are presented in post-split amounts as if the split occurred at the beginning of the earliest period presented.

In April 2020, an increase of our common stock from 12,000,000,000 to 17,000,000,000 shares was authorized.

In April 2020, a decrease of our common stock from 17,000,000,000 to 14,000,000,000 shares was authorized.

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Critical Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant estimates include those related to accounting for financing obligations, assumptions used in valuing stock instruments issued for services, assumptions used in valuing derivative liabilities, the valuation allowance for deferred tax assets, and the accrual of potential liabilities. Actual results could differ from those estimates.

Revenue Recognition

The Company follows the guidance of Accounting Standards Codification (ASC) 606, Revenue from Contracts with Customers. ASC 606 creates a five-step model that requires entities to exercise judgment when considering the terms of contracts, which includes (1) identifying the contracts or agreements with a customer, (2) identifying our performance obligations in the contract or agreement, (3) determining the transaction price, (4) allocating the transaction price to the separate performance obligations, and (5) recognizing revenue as each performance obligation is satisfied. The Company only applies the five-step model to contracts when it is probable that the Company will collect the consideration it is entitled to in exchange for the services it transfers to its clients.

The Company’s revenue consists of revenue from sales and support of our software products. Revenue primarily consists of sales of software licenses of our ProtectID®, GuardedID® and MobileTrust® products. We recognize revenue from these arrangements ratably over the contractual service period. For service contracts, the Company’s performance obligations are satisfied, and the related revenue is recognized, as services are rendered.

The Company offers no discounts, rebates, rights of return, or other allowances to clients which would result in the establishment of reserves against service revenue. Additionally, to date, the Company has not incurred incremental costs in obtaining a client contract.

Cost of revenue includes direct costs and fees related to the sale of our products.

Share-Based Payments

The Company periodically issues stock options, warrants, and shares of common stock as share-based compensation to employees and non-employees in non-capital raising transactions for services and for financing costs. The Company accounts for such grants issued and vesting based on FASB ASC 718, Compensation – Stock Compensation (Topic 718) whereby the value of the award is measured on the date of grant and recognized as compensation expense on the straight-line basis over the vesting period. The Company recognizes the fair value of stock-based compensation within its Statements of Operations with classification depending on the nature of the services rendered.

Derivative Financial Instruments

The Company evaluates its financial instruments to determine if such instruments are derivatives or contain features that qualify as embedded derivatives. For derivative financial instruments that are accounted for as liabilities, the derivative instrument is initially recorded at its fair value and is then re-valued at each reporting date, with changes in the fair value reported in the statements of operations. The Company evaluates embedded conversion features within its convertible debt to determine whether the embedded conversion features should be bifurcated from the host instrument and accounted for as a derivative. The fair value of the embedded derivatives are determined using Monte Carlo simulation method at inception and on subsequent valuation dates. The classification of derivative instruments, including whether such instruments should be recorded as liabilities or as equity, is evaluated at the end of each reporting period.

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Additional Information

You are advised to read our Form 10-Q in conjunction with other reports and documents that we file from time to time with the SEC. In particular, please read our Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K, and Current Reports on Form 8-K that we file from time to time. You may obtain copies of these reports directly from us or from the SEC at the SEC’s Public Reference Room at 100 F. Street, N.E. Washington, D.C. 20549, and you may obtain information about obtaining access to the Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains information for electronic filers at its website http://www.sec.gov.

DIRECTORS, EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES

The following sets forth our executive officers and/or Directors, their ages, and all offices and positions held with us.

Name	Age	Position

Mark L. Kay	71	Chief Executive Officer and Chairman of the Board of Directors

Philip E. Blocker	63	Chief Financial Officer

Ramarao Pemmaraju	59	Chief Technical Officer and Director

George Waller	62	Executive Vice President and Marketing Director

Our Directors hold their offices until the next annual meeting of the shareholders and until their successors have been duly elected and qualified or until their earlier resignation, removal of office or death. Our executive officers are elected by the Board of Directors to serve until their successors are elected and qualified.

The following is a brief description of the business experience of our executive officers who are also the Directors and significant employees:

Mark L. Kay, Chief Executive Officer and Chairman of the Board of Directors

Mr. Kay joined StrikeForce as our CEO in May 2003 following his retirement at JPMorganChase & Co. In December 2008, a majority of the Board of Directors, by written consent, eliminated the position of our President, with those responsibilities being assumed by Mr. Kay. A majority of the Board of Directors also appointed Mr. Kay as the Chairman of the Board in December 2008. Prior to joining StrikeForce Mr. Kay was employed by JPMorganChase & Co. from August of 1977 until his retirement in December 2002, at which time he was a Managing Director of the firm. During his tenure with JPMorganChase & Co. Mr. Kay led strategic and corporate business groups with global teams up to approximately 1,000 people. His responsibilities also included Chief Operations Officer, Chief Information Officer, and Global Technology Auditor. Mr. Kay’s business concentrations were in securities (fixed income and equities), proprietary trading and treasury, global custody services, audit, cash management, corporate business services and web services. Prior to his employment with JPMorganChase & Co., Mr. Kay was a systems engineer at Electronic Data Services (EDS) for approximately five years from September 1972 through to August 1977. He holds a B.A. in Mathematics from CUNY.

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Philip E. Blocker, Chief Financial Officer

Mr. Blocker was CFO of MediaServ, a NYC based Internet software development company, in 2001. Prior to MediaServ, Mr. Blocker was a partner in POLARIS, a $25 million technology reseller, specializing in storage and high availability solutions. He is a Certified Public Accountant and has practical experience with taking private companies public.

Ramarao Pemmaraju, Chief Technology Officer

Mr. Pemmaraju Joined StrikeForce in July 2002 as our Chief Technology Officer (CTO) and the inventor of the ProtectID® product. In May 1999 Mr. Pemmaraju co-founded NetLabs, which developed security software products. Mr. Pemmaraju concentrated his time on NetLabs from July 2001 through to July 2002. From June 2000 to July 2001 Mr. Pemmaraju was a systems architect and project leader for Coreon, an operations service provider in telecommunications. From October 1998 through May 2000, Mr. Pemmaraju was a systems engineer with Nexgen systems, an engineering consulting firm. Mr. Pemmaraju has over eighteen years’ experience in systems engineering and telecommunications. His specific expertise is in systems architecture, design and product development. Mr. Pemmaraju holds a M.S.E.E. from Rutgers University and a B.E. from Stevens Tech.

George Waller, Executive Vice President and Head of Marketing

Mr. Waller joined StrikeForce in June 2002 as a Vice President in charge of sales and marketing. In July 2002, Mr. Waller became the CEO of StrikeForce, a position he held until Mr. Kay joined us in May 2003. Since May 2003, Mr. Waller has been the Executive Vice President overseeing Sales, Marketing, Business Development and product development. From 2000 through June 2002, Mr. Waller was Vice President of business development for Infopro, an outsourcing software development firm. From 1999 to 2001, Mr. Waller was Vice President of sales and Marketing for Teachmeit.com-Incubation systems, Inc., a multifaceted computer company and sister company to Infopro. From 1997 through 1999, Mr. Waller was the Vice President of Internet Marketing for RX Remedy, an aggregator of medical content for online services. Previously, Mr. Waller was a Vice President of Connexus Corporation, a software integrator.

Family Relationships

There are no family relationships between any two or more of our directors or executive officers. There is no arrangement or understanding between any of our directors or executive officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan or understanding as to whether non-management shareholders will exercise their voting rights to continue to elect the current board of directors. There are also no arrangements, agreements or understandings to our knowledge between non-management shareholders that may directly or indirectly participate in or influence the management of our affairs.

 Involvement in Certain Legal Proceedings

 To the best of our knowledge, during the past five years, none of the following occurred with respect to a present or former director or executive officer of our Company: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of any competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; and (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the commodities futures trading commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

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Board of Directors

Our By-laws provide that there must be no less than one and no more than seven directors, as determined by the Board of Directors. Our Board of Directors currently consists of three directors.

Directors need not be our stockholders or residents of the State of Wyoming. Directors are elected for an annual term and generally hold office until the next Directors have been duly elected and qualified. A vacancy on the Board may be filled by the remaining Directors even though less than a quorum remains. A Director appointed to fill a vacancy remains a Director until his successor is elected by the Stockholders at the next annual meeting of Shareholder or until a special meeting is called to elect Directors.

Our executive officers are appointed by the Board of Directors.

During fiscal 2019, our Board of Directors met twelve times. The Board of Directors also uses written resolutions to deal with certain matters and, during fiscal 2019 twenty-four written resolutions were signed by a majority of the Directors.

Compensation of Directors

Our bylaws provide that, unless otherwise restricted by our certificate of incorporation, our Board of Directors has the authority to fix the compensation of directors. The directors may be paid their expenses, if any, related to attendance at each meeting of the board of directors and may be paid a fixed sum for attendance at each meeting of the board of directors or a stated salary as our director. Our bylaws further provide that no such payment will preclude any director from serving our company in any other capacity and receiving compensation therefore. Further, members of special or standing committees may be given compensation for attending committee meetings.

Committees

We have two committees: the Audit Committee and the Compensation Committee. At this time, there are no members of either Committee and the Board of Directors performs the acts of the Committees. None of our current directors are deemed “independent” directors as that term is used by the national stock exchanges or have the requisite public company accounting background or expertise to be considered an “audit committee financial expert” as that term is defined under Regulation S-K promulgated under the Securities Act of 1933, as amended.

It is anticipated that the principal functions of the Audit Committee will be to recommend the annual appointment of our auditors, the scope of the audit and the results of their examination, to review and approve any material accounting policy changes affecting our operating results and to review our internal control procedures.

It is anticipated that the Compensation Committee will develop a Company-wide program covering all employees and that the goals of such program will be to attract, maintain, and motivate our employees. It is further anticipated that one of the aspects of the program will be to link an employee’s compensation to his or her performance, and that the grant of stock options or other awards related to the price of the common shares will be used in order to make an employee’s compensation consistent with shareholders’ gains. It is expected that salaries will be set competitively relative to the technology development industry and that individual experience and performance will be considered in setting salaries.

At present, executive and director compensation matters are determined by a majority vote of the board of directors.

We do not have a nominating committee. Historically our entire Board has selected nominees for election as directors. The Board believes this process has worked well thus far particularly since it has been the Board's practice to require unanimity of Board members with respect to the selection of director nominees. In determining whether to elect a director or to nominate any person for election by our stockholders, the Board assesses the appropriate size of the Board of Directors, consistent with our bylaws, and whether any vacancies on the Board are expected due to retirement or otherwise. If vacancies are anticipated, or otherwise arise, the Board will consider various potential candidates to fill each vacancy. Candidates may come to the attention of the Board through a variety of sources, including from current members of the Board, stockholders, or other persons. The Board of Directors has not yet had the occasion to, but will, consider properly submitted proposed nominations by stockholders who are not our directors, officers, or employees on the same basis as candidates proposed by any other person.

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Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent (10%) of our outstanding Common Stock, or the Reporting Persons, to file with the SEC initial reports of ownership on Form 3 and reports of changes in ownership of Common Stock on Forms 4 or 5. Such persons are required by SEC regulation to furnish us with copies of all such reports they file. Based solely on a review of Forms 3 and 4 furnished to us by the Reporting Persons or prepared on behalf of the Reporting Persons by the Company, the Company believes that the Reporting Persons have complied with reporting requirements applicable to them.

Involvement in Certain Legal Proceedings

None of the following events have occurred during the past ten years and are material to an evaluation of the ability or integrity of any director or officer of the Company:

1.

A petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

2.	Such person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);
3.

Such person was the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

a.

Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

b.	Engaging in any type of business practice; or
c.	Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

4.

Such person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (f)(3)(i) of this section, or to be associated with persons engaged in any such activity;

5.

Such person was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

6.

Such person was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

7.

Such person was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

a.	Any Federal or State securities or commodities law or regulation; or
b.

Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

c.	Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

8.

Such person was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29)), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

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Code of Ethics

We have adopted a code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our code of ethics contains standards that are reasonably designed to deter wrongdoing and to promote:

o	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
o

Full, fair, accurate, timely, and understandable disclosure in reports and documents that we file with, or submits to, the Securities and Exchange Commission and in other public communications made by us;

o	Compliance with applicable governmental laws, rules and regulations;
o	The prompt internal reporting of violations of the code to the board of directors or another appropriate person or persons; and
o	Accountability for adherence to the code.

Indemnification of Officers and Directors

Wyoming corporation law provides that:

•

a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful;

•

a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys' fees actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation. Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper; and

•

to the extent that a director, officer, employee or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding, or in defense of any claim, issue or matter therein, the corporation shall indemnify him against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense.

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Our articles of incorporation require us to indemnify our directors and officers against all damages incurred in connection with our business to the fullest extent provided or allowed by law.

Our bylaws provide that we will advance all expenses incurred to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suite or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was our director or officer, or is or was serving at our request as a director or executive officer of another company, partnership, joint venture, trust or other enterprise, prior to the final disposition of the proceeding, promptly following request. This advancement of expenses is to be made upon receipt of an undertaking by or on behalf of such person to repay said amounts should it be ultimately determined that the person was not entitled to be indemnified under our bylaws or otherwise.

Our bylaws also provide that no advance shall be made by us to any officer in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made: (a) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to the proceeding; or (b) if such quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to our best interests.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers or controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission this indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

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COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table

The following table sets forth certain compensation information for: (i) the person who served as the Chief Executive Officer of StrikeForce during the years ended December 31, 2019 and 2018, regardless of the compensation level, and (ii) each of our other executive officers, serving as an executive officer at any time during 2019 and 2018. The foregoing persons are collectively referred to in this Offering Circular as the “Named Executive Officers.” Compensation information is shown for the years ended December 31, 2019 and 2018:

					Incentive Plan Option	Securities	Nonqualified Deferred
				Stock	Awards	Underlying	Compensation	All Other
Name/ Principal		Salary	Bonus	Awards	(Vested)	Options/SARs	Earnings	Compensation	Total
Position	Year	($)	($)	($)	($)	($)	($)	($)	($)
Mark L. Kay
Chief Executive	2019	150,000	-	-	3,279	-	-	-	153,279
Officer	2018	150,000	-	-	56,393	-	-	-	206,393

George Waller
Executive Vice	2019	150,000	5,769	-	3,279	-	-	-	159,048
President	2018	150,000	5,769	-	56,393	-	-	-	212,162

Ramarao Pemmeraju
Chief Technology	2019	150,000	5,769	-	3,279	-	-	-	159,048
Officer	2018	150,000	5,769	-	56,393	-	-	-	212,162

On July 31, 2010, Philip E. Blocker was appointed our Chief Financial Officer. Mr. Blocker is not our employee. He received fee payments of $1,000 in 2019 and $0 in 2018. Mr. Blocker received no option awards in 2019 or 2018.

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Outstanding Option Awards at Year End

The following table provides certain information regarding unexercised options to purchase common stock, stock options that have not vested, and equity-incentive plan awards outstanding at December 31, 2019 for each Named Executive Officer and/or Director:

Outstanding Equity Awards At Fiscal Year-End Table

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Mark L. Kay	1	-	-	$2,242,500	01/03/23	-	-	-	-
	36,000,000	-	-	$0.00625	09/28/26	-	-	-	-
	10,000,000	-	-	$0.0057	12/21/27
	819,672	9,180,328	-	$0.0041	12/17/29
George Waller	1	-	-	$2,242,500	01/03/23	-	-	-	-
	36,000,000	-	-	$0.00625	09/28/26	-	-	-	-
	10,000,000	-	-	$0.0057	12/21/27
	819,672	9,180,328	-	$0.0041	12/17/29
Ramarao Pemmaraju	1	-	-	$2,242,500	01/03/23	-	-	-	-
	36,000,000	-	-	$0.00625	09/28/26	-	-	-	-
	10,000,000	-	-	$0.0057	12/21/27
	819,672	9,180,328	-	$0.0041	12/17/29

Option Exercises and Stock Vested Table

None.

Pension Benefits Table

None.

Non-Qualified Deferred Compensation Table

None.

All Other Compensation Table

None.

Perquisites Table

None.

Broker Dealer Agreements

The Company has agreed to pay Spencer Clarke LLC, a placement fee equal to 5% on all funds raised in the Offering and no other compensation pursuant to this Offering.

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Director Compensation

All three of our directors were also our executive officers through December 31, 2019. Our directors did not receive any separate compensation for serving as such during fiscal 2019.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN SECURITYHOLDERS

The following table sets forth certain information as of December 16, 2020, with respect to the shares of common stock beneficially owned by: (i) each director; (ii) each executive officer; (iii) all current executive officers (regardless of salary and bonus level) and directors as a group; and (iv) each person or entity known by us to beneficially own more than 5% of our outstanding common stock. The address for each director and executive officer is 1090 King Georges Post Road, Suite 603, Edison, New Jersey 08837. Unless otherwise indicated, the shareholders listed in the table below have sole voting and investment powers with respect to the shares indicated:

 The tables are based upon information obtained from our stock records. The first table excludes the Series A Preferred Stock and the second table below is limited to the Series A Preferred Stock.

NAME OF BENEFICIAL OWNER	AMOUNT OF OWNERSHIP(1)		PERCENTAGE OF CLASS(2) (excluding Series A Preferred Stock (11))
Mark L. Kay	93,640	(3),(11)	0.014501%
Ramarao Pemmaraju	148,459	(4),(5),(11)	0.022991%
George Waller	93,640	(6),(7),(11)	0.014501%
All directors and executive officers as a group (3 persons)	335,739	(8)	0.051993%
NetLabs.com, Inc.	1	(9),(10)	0.0000001%

_____________

(1)	A person is deemed to be the beneficial owner of securities that can be acquired by such person within 90 days from the date hereof.
(2)

Based on 414,175,948 shares of common stock outstanding as of December 16, 2020; also including 229,203,829 shares of common stock available upon the conversion of certain convertible loans, 12,619,167 shares of common stock available upon the conversion of Series B Preferred stock, 633,000 shares of common stock underlying options and 27,405,476 shares of common stock underlying warrants. This does include the current reverse stock split.

(3)

Includes 1 share of common stock available upon the conversion of certain convertible loans valued at $9,750,000,000 per share for $240,000 of convertibles and $7,312,500,000 per share for $28,000 of convertibles, 1 share of common stock underlying vested ten-year options valued at $2,242,500 per share, 72,000 shares of common stock underlying vested ten-year options valued at $3.125 per share, 20,000 shares of common stock underlying vested ten-year options valued at $2.85 per share and 1,640 shares of common stock underlying vested ten-year options valued at $2.05 per share. Mark L. Kay, along with Ramarao Pemmaraju and George Waller each hold one share of Series A Preferred Shares which, collectively, allow the holders to vote up to 80% of the issued and outstanding shares of common and preferred stock; Mark Kay, along with Ramarao Pemmaraju and George Waller have irrevocably waived any conversion rights.

(4)

Includes 4 shares of common stock available upon the conversion of certain convertible loans valued at $9,750,000,000 per share for $25,000 of convertibles and $7,312,500,000 per share for $5,000 of convertibles 1 shares of common stock underlying vested ten-year options valued at $2,242,500 per share, 116,000 shares of common stock underlying vested ten-year options valued at $3.125 per share, 46,000 shares of common stock underlying vested ten-year options valued at $2.85 per share and 2,460 shares of common stock underlying vested ten-year options valued at $2.05 per share. Of the total shares, 414.820 shares, consisting of 1shares of common stock available upon the conversion of certain convertible loans valued at $9,750,000,000 per share for $25,000 of convertibles and $7,312,500,000 per share for $5,000 of convertibles, 1 share of common stock underlying vested ten-year options valued at $2,242,500 per share, 44,000 shares of common stock underlying vested ten-year options valued at $3.125 per share, 10,000 shares of common stock underlying vested ten-year options valued at $2.85 per share and 820 shares of common stock underlying vested ten-year options valued at $2.05 per share are in the name of Sunita Pemmaraju who is a family member of Ramarao Pemmaraju. Mark L. Kay, along with Ramarao Pemmaraju and George Waller each hold one share of Series A Preferred Shares which, collectively, allow the holders to vote up to 80% of the issued and outstanding shares of common stock; Mark Kay, along with Ramarao Pemmaraju and George Waller have irrevocably waived any conversion rights.

35

(5)	Excludes shares owned by NetLabs.com, Inc. which is controlled by Ramarao Pemmaraju and another individual.
(6)	Shares are listed in the name of Katherine LaRosa who is a family member of George Waller.
(7)

Includes 1 share of common stock underlying vested ten-year options valued at $2,242,500 per share, shares of common stock underlying vested ten-year options valued at $3.125 per share, 20.000 shares of common stock underlying vested ten-year options valued at $2.85 per share and 1.640 shares of common stock underlying vested ten-year options valued at $2.05 per share. Mark Kay, along with Ramarao Pemmaraju and George Waller each hold one share of Series A Preferred Shares which, collectively, allow the holders to vote up to 80% of the issued and outstanding shares of common stock; Mark Kay, along with Ramarao Pemmaraju and George Waller have irrevocably waived any conversion rights.

(8)

Includes 1 shares of common stock available upon the conversion of certain convertible loans valued at $9,750,000,000 per share for $265,000 of convertibles and $7,312,500,000 per share for $33,000 of convertibles, 1 shares of common stock underlying vested ten-year options valued at $2,242,500 per share, 26,000 shares of common stock underlying vested ten-year options valued at $3.125 per share, 86,000 shares of common stock underlying vested ten-year options valued at $2.85 per share and 5,738 shares of common stock underlying vested ten-year options valued at $2.05 per share. Excludes the Series A Preferred Shares: Mark L. Kay, along with Ramarao Pemmaraju and George Waller, each hold one share of Series A Preferred Shares which, collectively, allow the holders to vote up to 80% of the issued and outstanding shares of common stock; Mark Kay, along with Ramarao Pemmaraju and George Waller, have irrevocably waived any conversion rights.

(9)	Ramarao Pemmaraju controls NetLabs.com, Inc. along with another individual.
(10)	Includes 1 share of common stock underlying vested ten-year options valued at $1,950,000 per share.
(11)

Mark Kay, along with Ramarao Pemmaraju and George Waller hold 3 shares of preferred stock. The Series A Preferred Stock collectively has voting rights equal to eighty percent of the total current issued and outstanding shares of common stock.

Series A Preferred Stock

NAME OF BENEFICIAL OWNER	AMOUNT OF OWNERSHIP(1)		PERCENTAGE OF CLASS OF SERIES A PREFERRED STOCK(1)
Mark L. Kay	1	(1)	33.333%
Ramarao Pemmaraju	1	(1)	33.333%
George Waller	1	(1)	33.333%

____________

(1)

Mark Kay, along with Ramarao Pemmaraju and George Waller hold 3 shares of preferred stock. The Series A Preferred Stock collectively has voting rights equal to eighty percent (80%) of the total current issued and outstanding shares of common stock. There is no formal written arrangement between Mark L. Kay, Ramarao Pemmaraju, and, George Waller but they rely upon a long standing oral agreement between the parties to vote in concert.

36

Stockholder Communications with the Board

Stockholders who wish to communicate with the Board of Directors should send their communications to the Chairman of the Board at the address listed below. The Chairman of the Board is responsible for forwarding communications to the appropriate Board members.

StrikeForce Technologies, Inc.

1090 King George’s Post Road

Suite #603

Edison, NJ 08837

Attn: Mark L. Kay, Chairman

General

Common Stock

The shares of our common stock presently outstanding, and any shares of our common stock issues upon exercise of stock options and/or common stock purchase warrants, will be fully paid and non-assessable. Each holder of common stock is entitled to one vote for each share owned on all matters voted upon by shareholders, and a majority vote is required for all actions to be taken by shareholders. In the event we liquidate, dissolve or wind-up our operations, the holders of the common stock are entitled to share equally and ratably in our assets, if any, remaining after the payment of all our debts and liabilities and the liquidation preference of any shares of preferred stock that may then be outstanding. The common stock has no preemptive rights, no cumulative voting rights, and no redemption, sinking fund, or conversion provisions. Since the holders of common stock do not have cumulative voting rights, holders of more than 50% of the outstanding shares can elect all of our Directors, and the holders of the remaining shares by themselves cannot elect any Directors. Holders of common stock are entitled to receive dividends, if and when declared by the Board of Directors, out of funds legally available for such purpose, subject to the dividend and liquidation rights of any preferred stock that may then be outstanding.

Preferred Stock

On October 21, 2010, we amended our Articles of Incorporation in New Jersey to authorize 10,000,000 shares of preferred stock, par value $0.10. The designations, rights, and preferences of such preferred stock are to be determined by the Board of Directors. On November 15, 2010, we changed our domicile from the state of New Jersey to the state of Wyoming.

In addition to the 10,000,000 shares of preferred stock authorized, on January 10, 2011, 100 shares of preferred stock were designated as Series A Preferred Stock and 100,000,000 shares were designated as Series B Preferred Stock. The bylaws under the Wyoming Incorporation were amended to reflect the rights and preferences of each additional new designation.

The Series A Preferred Stock collectively has voting rights equal to eighty percent of the total current issued and outstanding shares of common stock. If at least one share of Series A Preferred Stock is outstanding, the aggregate shares of Series A Preferred Stock shall have voting rights equal to the number of shares of common stock equal to four times the sum of the total number of shares of common stock issued and outstanding, plus the number of shares of Series B Preferred Stock (or other designated preferred stock) which are issued and outstanding.

37

The Series B Preferred Stock have preferential liquidation rights in the event of any liquidation, dissolution or winding up of the Company, such liquidation rights to be paid from our assets not delegated to parties with greater priority at $1.00 per share or, in the event an aggregate subscription by a single subscriber of the Series B Preferred Stock is greater than $100,000,000, $0.997 per share. The Series B Preferred Stock shall be convertible to a number of shares of common stock equal to the price of the Series B Preferred Stock divided by the par value of the Series B Preferred Stock, par value $0.10. The option to convert the shares of Series B Preferred Stock may not be exercised until three months following the issuance of the Series B Preferred Stock to the recipient shareholder. The Series B Preferred Stock has ten votes on matters presented to our shareholders for one share of Series B Preferred Stock held. The Series B Preferred Stock are not subject to any Reverse Stock Split

All of the above offerings and sales, except the afore-mentioned shares issued pursuant to a conversion of convertible notes, were made in reliance upon the exemption from registration under Rule 506 of Regulation D promulgated under the Securities Act of 1933 and/or Section 4(2) of the Securities Act of 1933, based on the following: (a) the investors confirmed to us that they were “accredited investors,” as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933 and had such background, education and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the securities; (b) there was no public offering or general solicitation with respect to the offering; (c) the investors were provided with certain disclosure materials and all other information requested with respect to our company; (d) where applicable, the investors acknowledged that all securities being purchased were “restricted securities” for purposes of the Securities Act of 1933, and agreed to transfer such securities only in a transaction registered under the Securities Act of 1933 or exempt from registration under the Securities Act; and (e) where applicable, a legend was placed on the certificates representing each such security stating that it was restricted and could only be transferred if subsequent registered under the Securities Act of 1933 or transferred in a transaction exempt from registration under the Securities Act of 1933.

Voting Rights

Each holder of Common Stock is entitled to one vote for each share of Common Stock held on all matters submitted to a vote of stockholders.

Each share of the issued and outstanding shares of the Series A preferred stock have voting rights equal to eighty percent of the total issued and outstanding shares of our common stock

Amendment of our Bylaws

Our bylaws may be adopted, amended or repealed by the affirmative vote of a majority of our outstanding shares. Subject to applicable law, our bylaws also may be adopted, amended or repealed by our Board of Directors.

Transfer Agent

Our transfer agent is Worldwide Stock Transfer, LLC. Their address is One University Plaza, Suite 505, Hackensack, NJ 07601.

38

INFORMATION ON CONSENTING STOCKHOLDERS

Pursuant to the Company’s Bylaws and the Wyoming Articles of Incorporation, a vote by the holders of at least a majority of the outstanding shares of the Company entitled to vote (the “Voting Shares”) is required to effect the action described herein. The Company’s Articles of Incorporation does not authorize cumulative voting for this matter. As of the Record Date, the Company had 414,175,948 issued and outstanding shares of common stock, 3 shares of Series A preferred shares and 36,667 Series B preferred shares, with a total of 1,656,850,472 voting shares (1,242,674,524 voting shares representing, for voting purposes the Series A preferred shares which equate to 80% of the total voting shares and is entitled to one vote per share). The consenting stockholders are the record and beneficial owners of 1,242,674,524 shares of the Company’s preferred and common stock, which represents approximately 80% of the total number of Voting Shares. Pursuant to Section 17-16-724 of the Wyoming Statutes, the consenting stockholders voted in favor of the actions described herein in a written consent, dated December 16, 2020. No consideration was paid for the consent. The consenting stockholder’s names, affiliations with the Company and their beneficial holdings are as follows:

Name	Affiliation	Voting Shares	Percentage (4)

Mark L. Kay (1)	Director, Officer and Stockholder	414,224,841	26.66%
Ram Pemmaraju (2)	Director, Officer and Stockholder	414,224,841	26.66%
George Waller (3)	Director, Officer and Stockholder	414,224,842	26.67%

TOTAL (4)		1,242,674,524	80%

_____________

(1)	Mr. Mark L. Kay is the Chief Executive Officer, Chairman of the Board of Directors and a director of the Company.
(2)	Mr. Ram Pemmaraju is Chief Technical Officer, Secretary and a director of the Company.
(3)	Mr. George Waller is Executive Vice President and a director of the Company.
(4)

Based upon 414,175,948 issued and outstanding shares of common stock and 3 shares of Series A preferred shares and 36,667 Series B preferred shares (6, “Voting Shares” outstanding as of December 16th, 2020). Includes shares of common stock held by the consenting shareholders as the preferred shares represented the voting majority of capital shares.

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DELIVERY OF INFORMATION STATEMENT

To reduce the expenses of delivering duplicate materials to our stockholders, we are taking advantage of householding rules that permit us to deliver only one Information Statement to stockholders who share the same address unless otherwise requested.

If you share an address with another stockholder and have received only one Information Statement, you may write or call us to request a separate copy at no cost to you. For future mailings, you may request separate materials or, if you are receiving multiple copies you may request that we only send one set of materials, by writing to us at StrikeForce Technologies, Inc., 1090 King Georges Post Road, Suite #603, Edison, NJ 08837.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read or copy any document we file at the public reference room maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Copies of this information may also be obtained by mail from the SEC’s Public Reference Branch at 100 F Street, N.E., Washington, D.C. 20549. In addition, our filings with the SEC are also available to the public on the SEC’s internet website at http://www.sec.gov.

INFORMATION INCORPORATED BY REFERENCE

The following documents are incorporated herein by reference and are deemed to be a part hereof from the date of filing of such documents:

                Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

Quarterly Reports on Form 10-Q for the quarters ended September 30, 2020, June 30, 2020, and March 31, 2020

                Reports in Form 8-K

All documents filed by the Company with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Information Statement and prior to the effective date of the action taken described herein.

Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein, or in any other subsequently filed document that also is, or is deemed to be, incorporated by reference herein, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

This Information Statement incorporates, by reference, certain documents that are not presented herein or delivered herewith. Copies of any such documents, other than exhibits to such documents which are not specifically incorporated by reference herein, are available without charge to any person, including any stockholder, to whom this proxy statement is delivered, upon written or oral request to our Secretary at our address and telephone number set forth herein.

DISTRIBUTION OF INFORMATION STATEMENT

The cost of distributing this Information Statement has been borne by us and certain shareholders that consented to the action taken herein. The distribution will be made by mail.

Pursuant to the requirements of the Exchange Act of 1934, as amended, the Registrant has duly caused this Information Statement to be signed on its behalf by the undersigned hereunto authorized.

STRIKEFORCE TECHNOLOGIES, INC.

By:	/s/ Mark L Kay
Mark L Kay
Chief Executive Officer
December 17th, 2020

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